UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-21046

                              VAN ECK FUNDS, INC.
               (Exact name of registrant as specified in charter)

                       99 Park Avenue, New York, NY 10016
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                       99 PARK AVENUE, NEW YORK, NY 10016
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 687-5200

Date of fiscal year end:  DECEMBER 31, 2004

Date of reporting period: DECEMBER 31, 2004

ITEM 1. REPORT TO SHAREHOLDERS.

                                                                  VAN ECK GLOBAL
--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT

                                                               DECEMBER 31, 2004





VAN ECK FUNDS                                                VAN ECK FUNDS, INC.

   EMERGING MARKETS FUND                                      MID CAP VALUE FUND

      GLOBAL HARD ASSETS FUND

         INTERNATIONAL INVESTORS GOLD FUND












                          GLOBAL INVESTMENTS SINCE 1955

The information in the shareholder letter represents the personal opinions of the management team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, please note that any discussion of the Fund's holdings, the Fund's performance, and the views of the management team members are as of December 31, 2004, and are subject to change.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Emerging Markets Fund gained 19.79%* for the twelve months ended December 31, 2004. As we entered the year, there was no shortage of naysayers predicting that emerging markets would come unglued, given that the Morgan Stanley Capital International Emerging Markets Free Index(1) (MSCI EMF Index) rose more than 56% in 2003. When we reported to you at mid-year, this appeared to be the case, with emerging markets down 0.78% for the six months ended June 30. However, a strong rally in 2004's second half proved the doubters wrong. For the full year, emerging markets gained 25.95% as measured by the benchmark MSCI Emerging Markets Free Index.

Compared to the general universe of emerging markets mutual funds, your Fund maintains a relatively smaller number of holdings. We believe that this more focused approach in stock picking should benefit the Fund in the longer term.

* ALTHOUGH THE FUND HAS BEEN IN EXISTENCE SINCE DECEMBER 20, 1993, PRIOR TO DECEMBER 18, 2002, THE FUND OPERATED WITH A SUBSTANTIALLY DIFFERENT INVESTMENT STRATEGY. PRIOR TO DECEMBER 18, 2002, THE FUND INVESTED PRIMARILY IN COMMON STOCKS AND OTHER EQUITY SECURITIES OF LARGE-CAPITALIZATION GLOBAL GROWTH COMPANIES AND COULD NOT INVEST MORE THAN 10% OF ITS ASSETS IN EMERGING MARKETS SECURITIES. PERFORMANCE FOR THOSE PERIODS IS NOT INDICATIVE OF THE PERFORMANCE OF THE FUND UNDER ITS CURRENT INVESTMENT STRATEGY.

MARKET AND ECONOMIC REVIEW

While many economic experts and investment professionals forecasted that 2004 could be difficult, it proved to be a year of false alarms. Fear abounded over the impact of soaring oil prices, inflation, and rising interest rates. The year was also marked by geopolitical concerns such as threats of terrorism, the escalating violence in Iraq, and the devastation wrought by the tsunami in Southeast Asia at yearend. At home on the domestic front, disappointing employment growth, the unfolding presidential election, and spiraling U.S. trade and budget deficits weighed heavily. These issues, however, failed to dampen investors' appetite for risk and American investors made their largest single-year purchase of foreign stocks in 2004.

Emerging market equities was one of the best performing asset classes in 2004 (just behind crude oil and utilities stocks), and have been the world's top performing major asset class since the fall of 2001. Much of this success has been tied to the continued explosive growth of China, and India to a lesser extent, and the demands of these developing nations for natural resources and basic materials. As was the case in 2003, demand continued to propel the prices of metals and other commodities, including oil. Record oil prices boosted economies of oil-exporting nations such as Mexico, which was one of the year's top performers. Argentina, Brazil and Chile were also greatly buoyed by climbing commodity prices--as well as a recovering U.S. economy. In addition, despite its negative impact on foreign exports, the weakening U.S. dollar was good for foreign stock markets in 2004. It helped push emerging market stocks even higher and enhanced modest gains in European equities.

FUND REVIEW

Throughout 2004, we continued to favor Asia at the expense of Latin America, Emerging Europe, and Africa, in terms of regional weightings. The Fund's largest allocations during 2004 were South Korea, Taiwan, Brazil, and South Africa (representing 18.7%, 13.7%, 11.4%, and 8.7% of Fund net assets, respectively, as of December 31, 2004). Of these, South African equities were the best performers, climbing 48.3% in U.S. dollar terms (25.5% in local currency terms). Brazilian equities followed, gaining 28.8% in U.S. dollar terms (17.8% in local currency terms).

The Fund's performance during the year was most significantly affected by the rebound in Korean equities during the second half. Brazilian stocks held by the Fund also performed well as emerging market debt recovered. On the other hand, an underweight position in energy stocks in the second half of the year detracted from the Fund's annual performance.

As mentioned above, Korean equities boosted the Fund's performance this past year. SOUTH KOREAN equities, as measured by the Korea Composite Stock Price Index,(2) or KOSPI, rose 27.1% in U.S.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

dollar terms and 10.6% in local currency terms in 2004. Despite a number of valid reasons for a lack of a positive re-rating for the country (such as lingering corporate governance issues; a rise in small- and medium-sized enterprise delinquencies; weak pricing in the technology sector; the impact of higher oil prices on Korea's economy; growing concerns about stagflation; and the concern about the ripple effects of a possible "hard landing" in China), we continued to believe that South Korea remained one of the few genuine value plays in the emerging market universe. Samsung Electronics (2.7% of Fund net assets at December 31), one of the world's top technology companies, produced record profits in 2004, though concerns did arise about future margins. Insun ENT (3.9% of Fund net assets at December 31) benefited from regulatory changes in waste disposal; Insun specializes in the environment-related business by developing technologies to dispose of and regenerate construction waste. Overall, the Fund's weighting in South Korea declined from 25.3% at yearend 2003 to 18.7% at December 31, 2004.

TAIWAN was your Fund's second largest country allocation during 2004 and represented 13.7% of net assets at yearend. However, the Taiwanese stock market was not one of Asia's better performing markets for the year. In the second half in particular, slowing global demand in electronics pinched Taiwan's technology-focused economy. For the year, Taiwanese equities rose 13.9% in U.S. dollar terms and 6.7% in local currency terms as measured by the Taiwan TAIEX Index. Local political events also weighed heavily, as the KMT party failed to win the nation's presidential election as anticipated, and the incumbent party won re-election. The stock market was somewhat unsettled by this close, disputed election and an assassination attempt on the new president. On the other hand, Taiwan's market was boosted by a substantial increase in its weighting in the MSCI EMF Index.

Despite the tepid performance of Taiwan's broader stock market, the Fund did benefit from several of its Taiwanese holdings, although overall results were mixed for the group. Advantech's stock price (3.1% of Fund net assets at December 31), although volatile in the first half, rose steadily in the second half. Advantech is a leading provider in the industrial computing and automation markets. Before yearend, we sold several Taiwanese holdings on weakness, most notably MediaTek (representing 0% of Fund net assets at December 31). Overall, the Fund's weighting in Taiwan decreased slightly from 15.7% at yearend 2003 to 13.7% at the end of 2004.

The Fund's BRAZILIAN weighting of 11.4% at December 31 was up slightly from yearend 2003 (9.2%). After struggling in the first half, Brazilian stocks were significant outperformers in 2004, aided by low levels of risk aversion, higher commodity prices (particularly crude oil), and a weaker U.S. dollar. The Bovespa Stock Index climbed 28.8% in U.S. dollar terms and 17.8% in local currency terms. The rating of President Lula improved during the course of the year, and the domestic economy, although slowing slightly into the yearend, remained fairly buoyant. Most notably, the Fund benefited from its Brazilian holding in Caemi Mineracao e Metalurgia (2.5% of Fund net assets at December 31), the world's fourth-largest exporter of iron ore, on the back of record-high iron ore production and high prices. Itausa Pn Local (3.3% of Fund net assets at December
31), the Brazilian investment holding company, also contributed to performance. We also added shares of Brazil's national oil company, Petroleo Brasileiro (2.0% of Fund net assets at December 31), in the second half which benefited from the spike in crude oil prices in 2004.

The Fund's allocation to SOUTH AFRICA has remained relatively stable throughout the year between 8.0% at the end of 2003 and 8.7% at yearend 2004. The South African equity market performed relatively well, although the dollar-based prices of several commodities declined in the second quarter. Equities rose 48.3% in U.S. dollar terms and 25.5% in local terms, as measured by the South Africa Johannesburg All Share Index. One of the most remarkable features of the year in South Africa was the trading of the rand currency to new highs against the U.S. dollar. Although an overall underweighted exposure to the South African market detracted somewhat, the Fund prudently had little exposure to

                              EMERGING MARKETS FUND
-------------------------------------------------------------------------------

South African resource stocks, which were negatively affected by the strengthening rand. Domestic-oriented South African stocks had an excellent year, as it became clear that the government would be very favorably inclined to growth-oriented policies. In terms of Fund holdings, African Bank Investments (1.9% of Fund net assets at December 31), the South African bank holding company, benefited from strong financials last year, despite the possibility of increased competition and some unfriendly legislation. FirstRand (2.9% of Fund net assets at December 31), the financial services group, was compensated by stronger-than-expected non-interest revenue even though net interest margins were weak. During the later part of the year, we sold the Fund's holding in Alexander Forbes Ltd. (0% of Fund net assets at December 31).

CHINESE stocks (6.5% of Fund net assets at December 31) struggled over the course of the year, due primarily to the government's austerity measures and fears that these measures might precipitate a "hard landing". For the year, China shares were up just 1.9% in U.S. dollar terms as measured by the MSCI China Free Index. To its benefit, the Fund was underweighted China throughout the year. We added Weiqiao Textile (2.1% of Fund net assets at December 31) to the portfolio during the second half of the year; it is China's largest fabric maker and was involved in one of Hong Kong's largest IPOs in late 2003.

The HONG KONG equity market (5.3% of Fund net assets at December 31) was supported by the continuing recovery from the brutal deflationary period of the last six years. The Hang Seng Index was up 16.9% in U.S. dollar terms and 17.1% in local currency terms in 2004. Domestic prices have started to rise and property prices have been particularly buoyant.

THAILAND (5.3% of Fund net assets at December 31) reversed course in 2004, having been one of the better performing markets in 2003. With the Stock Exchange of Thailand (SET) decline of 9.2% in U.S. dollar terms and 10.5% in local currency terms, it was the worst performer among the major emerging markets in 2004. Equities were particularly impacted in the first half by an outbreak of bird flu, violence in the southern part of the country, and declining popularity of its prime minister. However, at the end of the year, the impact of the devastating tsunami was particularly badly felt in Thailand, and has obviously impacted its important tourist sector.

MEXICO (4.5% of Fund net assets at December 31) was one of the best-performing markets during 2004, boosted by a relatively strong U.S. economy and higher oil prices. Mexican stocks soared 50.5% in U.S. dollar terms and 49.6% in local terms during the year. On the negative side, reforms appeared to have lost momentum and look unlikely to be passed through the political process in the near future. Fears of inflation have resulted in monetary tightening and interest rate rises, but the Mexican economy has weathered this well. The Fund's allocation to Mexico remained relatively stable over the course of the year; 4.5% at yearend, up from 4.3% at the end of 2003.

Throughout the year, the Fund remained prudently underweighted the INDIAN equity market, selling several of the Fund's smaller holdings in this market. In contrast to their notable outperformance in 2003, Indian stocks (4.4% of Fund net assets at December 31) were not exceptional performers in 2004. The Sensex (Mumbai Stock Exchange Sensitive Index) gained 21.1% in U.S. dollar terms and 15.4% in local currency terms. Nevertheless, India has what many consider to be among the best-run companies in the emerging market universe. India was negatively affected by political turmoil as the incumbent party was defeated in its general elections. The market did not respond favorably to the winning, less reform-friendly Congress party.

                                     * * *

Overall, 2004 was a challenging period for the emerging markets. However, in our view, emerging markets came through this examination with high marks. As we mentioned earlier, we believe that many positive, fundamental changes have occurred within the emerging markets universe to make it healthier and stronger, although it remains one of the more risky asset classes. As we enter 2005, we will

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

continue our strategy of trying to find value, and to identify those pockets of potential in what we see as one of the most exciting investment arenas of this new millennium. We maintain that portfolio diversification is a key element to successful investing.

Investors should be aware that by investing in emerging markets, the Fund is exposed to certain risks. Many emerging markets are much less liquid and much more volatile than the U.S. market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values. The Fund is subject to volatility due to foreign securities risk and emerging market risk because of political and economic uncertainty, exaggeration of price movements due to leverage, interest rate changes and market fluctuation. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your participation in the Van Eck Emerging Markets Fund and look forward to helping you meet your investment goals in the future.

[DAVID A. SEMPLE PHOTO OMITTED]

[DAVID A. SEMPLE SIGNATURE OMITTED]

DAVID A. SEMPLE
PORTFOLIO MANAGER

January 14, 2005

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Morgan Stanley Capital International Emerging Markets Free Index (MSCI
EMF) is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g. U.S.) investors.

(2) All regional and market returns are in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices. For example, the South Korean market is measured by the Korean Composite Index (KOSPI). An exception is the market return for China, which is represented by the MSCI China Free Index.

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

-----------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/04 (UNAUDITED)
-----------------------------------------------------------
AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
-----------------------------------------------------------
A shares--
-----------------------------------------------------------
1 year                          12.88%          19.79%
-----------------------------------------------------------
5 year                          (3.40)%         (2.25)%
-----------------------------------------------------------
10 year                          7.20%           7.83%
-----------------------------------------------------------
Life (since 12/20/93)            6.12%           6.69%
-----------------------------------------------------------
C shares--
-----------------------------------------------------------
1 Year                          17.59%          18.59%
-----------------------------------------------------------
Life (since 10/3/03)            27.50%          27.50%
-----------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

*  A Shares: maximum sales charge is 5.75%
   C Shares: 1.00% redemption charge, first year

                              EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*+
                             AS OF DECEMBER 31, 2004
                                   (UNAUDITED)


            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]


                               South Korea   18.7%
                               Taiwan        13.7%
                               Brazil        11.4%
                               South Africa   8.7%
                               Turkey         2.4%
                               Indonesia      2.3%
                               Other          3.4%
                               Singapore      7.6%
                               Hong Kong      5.3%
                               Thailand       5.3%
                               Mexico         4.5%
                               China          6.5%
                               India          4.4%
                               Malaysia       3.7%
                               Venezuela      3.5%


                     ---------------------------------------
                                TOP TEN SECTORS*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)
                     ---------------------------------------
                      Diversified Operations .......  11.7%
                      Technology ...................   8.7%
                      Telecommunications ...........   8.5%
                      Electronics ..................   8.3%
                      Iron/Steel ...................   7.7%
                      Environmental Control ........   5.6%
                      Banks ........................   5.2%
                      Home Builders ................   4.8%
                      Machinery Diversified ........   4.6%
                      Oil & Gas ....................   3.2%
                     ---------------------------------------



-------------------

* PERCENTAGE OF NET ASSETS.

  PORTFOLIO IS SUBJECT TO CHANGE.

+ GEOGRAPHICAL WEIGHTINGS ADD UP TO MORE THAN 100% DUE TO A NEGATIVE "OTHER
  ASSETS LESS LIABILITIES" POSITION (-1.4%; SEE PAGE 35)THAT IS NOT SHOWN ON THIS PIE CHART.

                              EMERGING MARKETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2004*
--------------------------------------------------------------------------------

INSUN ENT CO. LTD.
(SOUTH KOREA, 3.9%)

Insun ENT specializes in waste management and recycling. The company collects waste materials such as aggregate from construction sites and recycles them. Insun ENT also operates a real estate rental service and a building demolition business.

BIDVEST GROUP LTD.
(SOUTH AFRICA, 3.9%)

Bidvest is the holding company for a group of companies operating in a range of sectors. Subsidiaries manufacture and distribute food and allied products to the catering industry, as well as packaging, stapling, fastening and adhesive tapes, office products, cosmetics, toiletries and skin care products. Bidvest supplies cleansing products and provides laundering services.

COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA (CANTV)
(VENEZUELA, 3.5%)

CANTV offers telecommunications services. The company provides domestic and international long distance telephone services throughout Venezuela, wireless telephone services and Internet access as well as publishing telephone directories.

ITAUSA-INVESTIMENTOS ITAU S.A.
(BRAZIL, 3.3%)

Itausa is a holding company operating in the finance, insurance, construction materials, electronics, chemicals, real estate and telecommunications industries. The company has operations in Portugal, the United States, Luxembourg, Argentina, Germany and Belgium.

ADVANTECH CO. LTD.
(TAIWAN, 3.1%)

Advantech manufactures and markets embedded personal computers, network computing products, industrial automation products and panel PCs.

SFA ENGINEERING CORP.
(SOUTH KOREA, 2.9%)

SFA Engineering manufactures factory automation and logistics systems. The company's products include a manufacturing system used for producing a picture tube. SFA Engineering also produces stacker cranes, sorter, conveyor and loader systems for automated distribution centers.

FIRSTRAND LTD.
(SOUTH AFRICA, 2.9%)

FirstRand provides diverse financial services in the areas of retail, corporate, investment and merchant banking, life insurance, employee benefits, health insurance and asset and property management. The banking and insurance activities of the group are consolidated in the wholly owned subsidiaries FirstRand Bank Holdings Limited and Momentum Group Limited.

SAMSUNG ELECTRONICS CO. LTD.
(SOUTH KOREA, 2.7%)

Samsung Electronics manufactures and exports a wide range of consumer and industrial electronic equipment such as memory chips, semiconductors, personal computers, telecommunications equipment and televisions.

POSCO
(SOUTH KOREA, 2.7%)

POSCO manufactures hot and cold rolled steel products, stainless steel products, heavy plate and other steel products for the construction and shipbuilding industries. The company also has steel-related subsidiaries in domestic and overseas locations.

CORPORACION GEO S.A. DE C.V. (GEO)
(MEXICO, 2.7%)

GEO, through its subsidiaries, designs and constructs entry-level housing communities in Mexico and Chile. The company acquires land, obtains permits, installs infrastructure improvements, and builds and markets housing developments.

---------------------

*PORTFOLIO IS SUBJECT TO CHANGE.

COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                              EMERGING MARKETS FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                 July 1, 2004      December 31, 2004     7/1/04-12/31/04
-------------------------------------------------------------------------------------------------------------------------
CLASS A              Actual                                        $1,000.00           $1,303.80             $13.03
                     Hypothetical (5% return before expenses)      $1,000.00           $1,013.83             $11.39
-------------------------------------------------------------------------------------------------------------------------
Class C              Actual                                        $1,000.00           $1,299.00             $15.89
                     Hypothetical (5% return before expenses)      $1,000.00           $1,011.31             $13.90
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.25% on Class A shares and 2.75% on Class C shares, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

                              EMERGING MARKETS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

THESE GRAPHS COMPARE A HYPOTHETICAL $10,000 INVESTMENT IN THE VAN ECK EMERGING MARKETS FUND MADE TEN YEARS AGO (CLASS A) AND AT INCEPTION (CLASS C) WITH A SIMILAR INVESTMENT IN THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS FREE INDEX.

                     VAN ECK EMERGING MARKETS FUND (CLASS A)
                vs. MSCI Emerging Markets Free Index (unaudited)

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

      Dec-94   9428     10000                       Mar-00   22900    11335
      Mar-95   9751     8762                        Jun-00   21261    10168
      Jun-95   10344    9671                        Sep-00   20099    8839
      Sep-95   10667    9609                        Dec-00   17538    7661
      Dec-95   10870    9479                        Mar-01   14062    7244
      Mar-96   11060    10069                       Jun-01   14452    7535
      Jun-96   11334    10490                       Sep-01   11445    5908
      Sep-96   11557    10110                       Dec-01   12746    7479
      Dec-96   12206    10051                       Mar-02   12489    8333
      Mar-97   12194    10902                       Jun-02   11209    7634
      Jun-97   13678    11835                       Sep-02   9278     6389
      Sep-97   14187    10774                       Dec-02   9554     7031
      Dec-97   14009    8886                        Mar-03   9062     6618
      Mar-98   15601    9437                        Jun-03   11623    8165
      Jun-98   16116    7210                        Sep-03   14085    9326
      Sep-98   15058    5623                        Dec-03   16725    10987
      Dec-98   16901    6626                        Mar-04   17687    12055
      Mar-99   17089    7465                        Jun-04   15366    10901
      Jun-99   17372    9292                        Sep-04   17060    11801
      Sep-99   17593    8810                        Dec-04   20034    13839
      Dec-99   22451    11056

------------------------------------------------------------------
 Average Annual Total Return 12/31/04     1 Year  5 Year  10 Year
------------------------------------------------------------------
 VE Emerging Markets Fund-A
 (w/o sales charge)                       19.79%  (2.25)%  7.83%
------------------------------------------------------------------
 VE Emerging Markets Fund-A
 (with sales charge)(2)                   12.88%  (3.40)%  7.20%
------------------------------------------------------------------
 MSCI Emerging Markets Free Index         25.95%   4.59%   3.30%
------------------------------------------------------------------

                     VAN ECK EMERGING MARKETS FUND (CLASS C)
                vs. MSCI Emerging Markets Free Index (unaudited)

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

                             Oct-3-03 10000    10000
                             Oct-03   10403    10851
                             Nov-03   10605    10984
                             Dec-03   11425    11781
                             Jan-04   11630    12199
                             Feb-04   12242    12762
                             Mar-04   12042    12926
                             Apr-04   10925    11869
                             May-04   10632    11635
                             Jun-04   10326    11688
                             Jul-04   10126    11482
                             Aug-04   10672    11962
                             Sep-04   11457    12653
                             Oct-04   11790    12956
                             Nov-04   12947    14156
                             Dec-04   13548    14838

------------------------------------------------------------------------
 Average Annual Total Return 12/31/04     1 Year     Since Inception(1)
------------------------------------------------------------------------
 VE Emerging Markets Fund-C
 (w/o sales charge)                       18.59%          27.50%
------------------------------------------------------------------------
 VE Emerging Markets Fund-C
 (with sales charge)(3)                   17.59%          27.50%
------------------------------------------------------------------------
 MSCI Emerging Markets Free Index         25.95%          36.95%
------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK EMERGING MARKETS FUND WAS 12/20/93 (CLASS A) AND 10/3/03 (CLASS C). Index returns for the Class C performance comparison are calculated as of nearest month end (9/30/03).

(2) The maximum sales charge is 5.75%.

(3) 1.00% redemption charge taken into account on total return for one-year time period.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE
DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

Although the Fund has been in existence since December 20, 1993, prior to December 18, 2002, the Fund operated with a substantially different strategy. Prior to December 18, 2002, the Fund invested primarily in common stocks and other equity securities of large cap global growth companies and could not invest more than 10% of its assets in emerging markets securities.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The MSCI Emerging Markets Free Index is a market capitalization-weighted index that captures 60% of the publicly traded equities in each industry for approximately 25 emerging markets. "Free" indicates that the Index includes only those securities available to foreign (e.g., U.S.) investors.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Global Hard Assets Fund provided a total return of 22.87% for the year 2004. This year marked the third year of a long-running commodity rally and the fifth straight calendar year in which hard assets securities outperformed the general stock market. Hard assets investments continued to offer investors diversification benefits in the form of competitive returns and limited correlation to traditional financial markets. For the year, the Standard & Poor's (S&P) 500 Index(1) gained 10.87%. In addition, the Fund slightly outperformed the Goldman Sachs Natural Resources Index,(2) which rose 22.62% for the year.

The Van Eck Global Hard Assets Fund celebrated its tenth anniversary on November 2, 2004. Van Eck Global was one of the first investment management companies to offer a hard assets mutual fund. Over its first ten years, the Fund has served shareholders well by generating an average annual return of 10.42%.

MARKET AND ECONOMIC REVIEW

Overall, 2004 was a lackluster year for the general stock market and an excellent year for the resource markets. The benefits of world economic growth have been distributed across many hard assets sectors. Sustained demand for raw materials was seen from the emerging markets as well as recovering developed nations. Strong global demand coupled with limited capacity among hard assets companies drove prices higher throughout 2004. Commodities, as measured by the CRB Index,(3) experienced an 11.21% gain for year, while commodity-related equities performed even better with a 22.62% return.

The year, however, was not without its obstacles. The later part of the first half presented a number of setbacks. After enjoying gains during the past three years, gold experienced a sharp sell-off in April and May on dollar strength, one of the largest monthly declines on record. Real estate investments suffered during the second quarter on news of interest rates hikes. Even more dramatic was the April market response to attempts by the Chinese government to slow its booming economy. Fears of a "hard landing" scenario sparked a severe sell-off in many commodities whose value had been closely tied to China. However, as investors took comfort in a softer landing scenario in Asia, most commodity markets experienced a resurgence and rallied through the Fall. In addition, investor worries about the global economy--spurred on by geopolitical risks and the outcome of the U.S. Presidential election--kept investors interested in alternative investment strategies such as hard assets. Notably, energy was the most closely watched hard asset sector in 2004 as crude oil prices continued to spiral upwards throughout the year, capturing headlines and investor attention along the way.

ENERGY

After setting record highs in the Fall, crude prices eased during the last two months of the year, but still managed to turn in a 34% gain for 2004. Economic growth and rising demand--particularly from China--fueled the energy market. It is estimated that crude oil demand grew at over 3% this year, the strongest growth in the last 15 years. Also contributing to the spike in energy prices was turmoil in producing countries: a growing uncertainty surrounding the situation in Iraq; legal issues facing Russia's second-largest oil company, Yukos; and violence and threats of labor strikes in Nigeria. In addition, a very active hurricane season in the U.S. and elsewhere in North America disrupted an already tight supply of crude.

PRECIOUS METALS

As in the past few years, the strength in the price of gold this year was accompanied by the dollar moving to new long-term lows against the euro, yen, sterling, and many other currencies. Following a sharp April-May correction, gold traded marginally higher through the summer months and picked up momentum in the Fall. The markets focused on the possible negative ramifications that a growing current account deficit might have on the dollar. The outcome of the presidential election seemed to provide added conviction to the currency markets as the dollar declined on fears of a growing budget deficit under a second Bush term. Gold reached its highest level in 16 years on December 2 when it traded to $456.89. Meanwhile, physical demand was bolstered by strong jewelry sales from booming economies in Asia and the Middle East.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

However, even as the gold price rose to new highs, many gold producers were not able to deliver the earnings gains that investors had come to expect due to the strength of local currencies versus the U.S. dollar. Strong currencies drive up local costs of materials and labor, thereby increasing production costs for mining companies. This has resulted in lackluster performance for many gold shares.

INDUSTRIAL METALS

The industrial metals markets had a strong start to the year but weakened significantly in April on the threat of a Chinese economic slowdown. The metals group rallied later in the year as demand from China saw continued strength and the inventory situation for many industrials remained tight.

PAPER AND FOREST PRODUCTS

Paper and forest products had muted performance for the year. While fundamentals have improved, with operating rates moving up and prices moving higher, demand remains lackluster. Companies have cut capacity to bolster operating rates and costs continue to be an issue. Finally, Canadian and European producers have struggled with currency issues as the dollar has continued to weaken.

REAL ESTATE

Real estate investments turned in stronger-than-expected returns in 2004, which surprised those who thought an improving stock market and rising interest rates would negatively impact the sector. U.S. REITs (Real Estate Investment Trusts) turned in a return of 31.5% (as measured by the Morgan Stanley REIT Index(4)), slightly down from the nearly 37% return seen in 2003. During a shaky second quarter, in which REITs fell more than 6%, rising interest rates and high priced shares caused REITs to lose some of their attractiveness. However, improving fundamentals, a tepid overall stock market, and attractive dividend yields held investor interest and a record net $7.55 billion* flowed into real estate mutual funds during the year.

FUND REVIEW

The most significant change made to the portfolio this year was an increase in our energy exposure from 44.2% at yearend 2003 to 48.6% at June 30, ending the year at 53.7% of Fund net assets. As a comparison, the average natural resources fund had a 72% allocation to energy at December 31, according to Morningstar, Inc., a provider of independent investment research. We entered the year optimistic about the energy markets, and our expectations were exceeded as oil prices rapidly escalated throughout 2004. Though valuations are not as attractive as they once were, fundamentals continued to improve on oil company stocks throughout the year. We selectively added to the oil services allocation during the year, with such stocks as Nabors Industries (the Fund's second largest holding at 3.8% of net assets at December 31). Oil service shares and exploration and production stocks have both turned in very strong performance as the companies began to reflect higher normalized energy prices. Fundamentals in the service sector have improved with drilling day rates moving substantially higher.

As the gold market reached new highs late in the year, the market appeared somewhat overbought and poised for a correction. Accordingly, we reduced precious metals exposure from 16.2% at mid-year to 13.3% at yearend, realizing profits in several stocks that had outperformed the market. The Fund's allocation to precious metals remains focused on mid- to small-cap gold stocks that, in our view, offer significant potential for production growth.

Within the real estate sector, the Fund's primary concentration remains in the U.S. and Canadian real estate markets. Our largest allocations were to the office and hotel sectors, which performed well during the year and benefited the Fund's relative and absolute performance. The Fund's exposure to the overall real estate sector remained relatively stable, changing from 6.4% at yearend 2003 to 5.0% at December 31, 2004.

Our exposure to the industrial metals group remained at approximately 8.5% during the latter half of the year and was diversified across companies that produce copper, steel, nickel and iron ore--all essential raw materials for manufacturing. We had reduced the Fund's exposure to this sector just prior to April, which benefited the Fund as the group suffered a significant setback during the Spring sell-off. However, we did not quickly rebuild the portfolio's position and, as a result, missed a bit of the rally as the group saw a rapid recovery.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

We reduced our exposure to the paper products sector throughout the year. This proved to be beneficial to the Fund as many stocks within the sector experienced volatility and the annual result for the group was relatively lackluster. The Fund was better served by adding to more attractive hard asset sectors at the expense of this one. We ended the year with a modest 7.2% allocation. While we limited the Fund's exposure to Canadian producers as the weak U.S. dollar hurt these companies during the year, TimberWest (2.1% of Fund net assets at December
31), which produces mainly timber rather than paper products, remains the Fund's largest holding within the paper products sector. The company provides a solid dividend and, in our view, is attractively valued on an asset basis. The stock enjoyed a 38% return for the year.

                                     * * *

A mix of geopolitics and economics gives us reason to proceed with cautious optimism in many hard asset markets. We have seen continued growth in China, whose surging economy was a primary reason for 2004's commodity price trends. China has continued to play an increasingly important role in the global economy. Demand for raw materials from this and other emerging markets is a main catalyst for hard assets. In addition, Middle East turmoil and simmering political problems in Nigeria and Russia are far from resolved. As we have seen in the past, geopolitical issues such as these have typically threatened the supply of raw materials, such as crude oil. As we enter the new year, we remain bullish on the energy sector. However, we plan to be selective in our investment choices, looking to buy shares on weakness as we cull the group in search of compelling value. We believe that the dollar may see a correction on the upside, which could create some weakness in the gold and industrial metals sectors. However, our long-term outlook on gold remains positive and we will look to add to the portfolio's position here.

Investors should be aware that the Fund is subject to certain risks associated with hard assets investments. Hard assets prices may move independently of the trends of industrial companies. Securities of companies in the sectors in which the Fund invests can experience price volatility. Inflation can drive down stock prices of hard asset securities. The Fund is subject to variations in the value of real estate, enhanced volatility due to its nondiversification, variations in the values of precious metals and other hard assets, the political uncertainty of foreign securities and emerging markets, the volatility of junk bonds, the refinance risk of CMOs, exaggeration of price movements due to leverage, volatility of interest rate changes and risk of default by counterparties. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your continued investment in the Van Eck Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

[DEREK S. VAN ECK PHOTO OMITTED]        [SAMUEL R. HALPERT PHOTO OMITTED]

[DEREK S. VAN ECK SIGNATURE OMITTED]    [SAMUEL R. HALPERT SIGNATURE OMITTED]

DEREK S. VAN ECK                        SAMUEL R. HALPERT
INVESTMENT TEAM MEMBER                  INVESTMENT TEAM MEMBER

[JOSEPH M. FOSTER PHOTO OMITTED]        [CHARL MALAN PHOTO OMITTED]

[JOSEPH M. FOSTER SIGNATURE OMITTED]    [CHARL MALAN SIGNATURE OMITTED]

JOSEPH M. FOSTER                        CHARL MALAN
INVESTMENT TEAM MEMBER                  INVESTMENT TEAM MEMBER

January 20, 2005

* SOURCE: WALL STREET JOURNAL, "REAL ESTATE MARKET DEFIES FORECASTS WITH A STEADY CLIMB", JANUARY 3, 2005.

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The S&P (Standard & Poor's) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Goldman Sachs Natural Resources (GSR) Index is a modified capitalization-weighted index which includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(3) The CRB/Reuters Futures Prices Index is an equal-weighted geometric average of commodity price levels relative to the base year average price.

(4) The Morgan Stanley REIT (RMS) Index is a total return index of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

-----------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/04 (UNAUDITED)
-----------------------------------------------------------
AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
-----------------------------------------------------------
A shares--
-----------------------------------------------------------
1 year                          15.80%          22.87%
-----------------------------------------------------------
5 year                          11.90%          13.23%
-----------------------------------------------------------
10 year                         10.73%          11.38%
-----------------------------------------------------------
Life (since 11/2/94)            10.42%          11.06%
-----------------------------------------------------------
C shares--
-----------------------------------------------------------
1 year                          21.14%          22.14%
-----------------------------------------------------------
5 year                          12.37%          12.37%
-----------------------------------------------------------
10 year                         10.82%          10.82%
-----------------------------------------------------------
Life (since 11/2/94)            10.50%          10.50%
-----------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

*  A Shares: maximum sales charge is 5.75%
   C Shares: 1.00% redemption charge, first year

                             GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                             AS OF DECEMBER 31, 2004
                                   (UNAUDITED)


            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]


                      Other                           2.7%
                      Brazil                          1.1%
                      France                          1.7%
                      South Africa                    2.2%
                      United Kingdom                  5.0%
                      Australia                       5.9%
                      Canada                         22.8%
                      Cash/Equivalents Plus Other
                        Assets Less Liabilities       8.6%
                      United States                  50.0%


                  ---------------------------------------------
                                SECTOR BREAKDOWN*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)
                  ---------------------------------------------
                   Energy .............................  53.7%
                   Precious Metals ....................  13.3%
                   Industrial Metals ..................   8.5%
                   Paper & Forest Products ............   7.2%
                   Real Estate ........................   5.0%
                   Agriculture ........................   1.7%
                   Other ..............................   2.0%
                   Cash/Equivalents Plus
                     Other Assets Less Liabilities ....   8.6%
                  ---------------------------------------------



-------------------

*PERCENTAGE OF NET ASSETS.

PORTFOLIO IS SUBJECT TO CHANGE.

                             GLOBAL HARD ASSETS FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2004*
--------------------------------------------------------------------------------

HALLIBURTON CO.
(U.S., 4.1%)

Halliburton provides energy services and engineering and construction services, as well as manufactures products for the energy industry. The company offers discrete services and products and integrated solutions to customers in the exploration, development, and production of oil and natural gas.

NABORS INDUSTRIES LTD.
(U.S., 3.8%)

Nabors Industries is a land drilling contractor, and also performs well servicing and workovers. The company conducts oil, gas, and geothermal land drilling operations in the continental United States, Alaska, and Canada, as well as in South and Central America and the Middle East. Nabors' well-site services include oilfield management, well logging, and other support services.

TALISMAN ENERGY, INC.
(CANADA, 2.7%)

Talisman Energy is a Canadian-based international upstream oil and gas producer with operations in Canada, the North Sea and Indonesia. The company also conducts exploration in Algeria, Trinidad and Colombia.

BJ SERVICES CO.
(U.S., 2.6%)

BJ Services provides pressure pumping and other oilfield services for the petroleum industry. The company's pressure pumping services consist of cementing and stimulation services used in the completion of new oil and natural gas wells, and in remedial work on existing wells, both onshore and offshore. Other services include product and equipment sales and inspection.

KERR-MCGEE CORP.
(U.S., 2.6%)

Kerr-McGee explores for and produces oil and natural gas in various countries around the world. The company focuses on offshore activities primarily in the Gulf of Mexico and the North Sea. Kerr-McGee also produces and markets titanium dioxide pigment.

OCCIDENTAL PETROLEUM CORP.
(U.S., 2.4%)

Occidental Petroleum explores for, develops, produces and markets crude oil and natural gas. The company also manufactures and markets a variety of basic and specialty chemicals.

BP PLC
(UK, 2.4%)

BP is a leading oil, gas and energy company. The company produces and markets crude oil and petroleum products worldwide, and is engaged in exploration and field development throughout the world. BP also manufactures and sells petroleum-based chemical products.

TIMBERWEST FOREST CORP.
(CANADA, 2.1%)

TimberWest is uniquely positioned as the largest owner of private forest lands in western Canada. The company's 334,000 hectares are located on Vancouver Island. TimberWest also owns renewable Crown harvest rights and operates a lumber mill located near Campbell River, British Columbia.

GLOBALSANTAFE CORP.
(U.S., 2.1%)

GlobalSantaFe is an international offshore and land contract driller, and provides drilling-related services including third-party rig operators, incentive drilling and drilling engineering and project management services.

RANDGOLD RESOURCES LTD.
(UK, 2.0%)

Randgold Resources explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines, as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. Randgold has interests in Cote d'Ivoire, Mali, Tanzania and Senegal.

----------------------

*PORTFOLIO IS SUBJECT TO CHANGE.

COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                             GLOBAL HARD ASSETS FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                 July 1, 2004      December 31, 2004     7/1/04-12/31/04
-------------------------------------------------------------------------------------------------------------------------
Class A              Actual                                        $1,000.00           $1,201.00             $ 9.68
                     Hypothetical (5% return before expenses)      $1,000.00           $1,016.34             $ 8.87
-------------------------------------------------------------------------------------------------------------------------
Class C              Actual                                        $1,000.00           $1,197.00             $13.81
                     Hypothetical (5% return before expenses)      $1,000.00           $1,012.57             $12.65
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.75% on Class A shares and 2.50% on Class C shares, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

                             GLOBAL HARD ASSETS FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

THESE GRAPHS COMPARE A HYPOTHETICAL $10,000 INVESTMENT IN THE VAN ECK GLOBAL HARD ASSETS FUND (CLASS A AND CLASS C) MADE AT INCEPTION WITH A SIMILAR INVESTMENT IN THE STANDARD & POOR'S 500 INDEX.

                    VAN ECK GLOBAL HARD ASSETS FUND (CLASS A)
                   vs. Standard & Poor's 500 Index (unaudited)

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

      Dec-94   9429     10000                     Mar-00   15028    35917
      Mar-95   9950     10974                     Jun-00   15325    34963
      Jun-95   10431    12021                     Sep-00   15908    34624
      Sep-95   10792    12977                     Dec-00   16218    31915
      Dec-95   11323    13758                     Mar-01   14991    28131
      Mar-96   12680    14496                     Jun-01   15561    29778
      Jun-96   13613    15147                     Sep-01   13478    25407
      Sep-96   14296    15615                     Dec-01   14829    28122
      Dec-96   16487    16917                     Mar-02   17433    28199
      Mar-97   16510    17370                     Jun-02   17669    24421
      Jun-97   17882    20403                     Sep-02   14730    20202
      Sep-97   21305    21931                     Dec-02   15834    21907
      Dec-97   18843    22561                     Mar-03   14953    21217
      Mar-98   18381    25708                     Jun-03   16714    24483
      Jun-98   15974    26556                     Sep-03   18996    25130
      Sep-98   12816    23915                     Dec-03   22554    28190
      Dec-98   12767    29008                     Mar-04   23571    28668
      Mar-99   12940    30453                     Jun-04   23075    29161
      Jun-99   14792    32600                     Sep-04   25753    28617
      Sep-99   14656    30564                     Dec-04   27712    31258
      Dec-99   14891    35112

--------------------------------------------------------------------
 Average Annual Total Return 12/31/04     1 Year   5 Year   10 Year
--------------------------------------------------------------------
 VE Global Hard Assets Fund-A
 (W/O SALES CHARGE)                       22.87%   13.23%   11.38%
--------------------------------------------------------------------
 VE Global Hard Assets Fund-A
 (with sales charge)(1)                   15.80%   11.90%   10.73%
--------------------------------------------------------------------
 Standard & Poor's 500 Index              10.87%   (2.30)%  12.05%
--------------------------------------------------------------------

                    VAN ECK GLOBAL HARD ASSETS FUND (CLASS C)
                   vs. Standard & Poor's 500 Index (unaudited)

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

      Dec-94   10000    10000                     Mar-00   15709    35917
      Mar-95   10542    10974                     Jun-00   15994    34963
      Jun-95   11041    12021                     Sep-00   16564    34624
      Sep-95   11424    12977                     Dec-00   16861    31915
      Dec-95   12094    13758                     Mar-01   15553    28131
      Mar-96   13543    14496                     Jun-01   16162    29778
      Jun-96   14532    15147                     Sep-01   13986    25407
      Sep-96   15269    15615                     Dec-01   15372    28122
      Dec-96   17557    16917                     Mar-02   18079    28199
      Mar-97   17557    17370                     Jun-02   18260    24421
      Jun-97   18996    20403                     Sep-02   15178    20202
      Sep-97   22599    21931                     Dec-02   16253    21907
      Dec-97   19963    22561                     Mar-03   15307    21217
      Mar-98   19452    25708                     Jun-03   17043    24483
      Jun-98   16887    26556                     Sep-03   19309    25130
      Sep-98   13532    23915                     Dec-03   22870    28190
      Dec-98   13468    29008                     Mar-04   23868    28668
      Mar-99   13624    30453                     Jun-04   23337    29161
      Jun-99   15541    32600                     Sep-04   25979    28617
      Sep-99   15372    30564                     Dec-04   27934    31258
      Dec-99   15592    35112

----------------------------------------------------------------------
 Average Annual Total Return 12/31/04     1 Year    5 Year    10 Year
----------------------------------------------------------------------
 VE Global Hard Assets Fund-C
 (w/o sales charge)                       22.14%    12.37%    10.82%
----------------------------------------------------------------------
 VE Global Hard Assets Fund-C
 (with sales charge)(2)                   21.14%    12.37%    10.82%
----------------------------------------------------------------------
 Standard & Poor's 500 Index              10.87%    (2.30)%   12.05%
----------------------------------------------------------------------

INCEPTION DATE FOR THE VAN ECK GLOBAL HARD ASSETS FUND WAS 11/2/94 (CLASS A AND CLASS C).

(1) The maximum sales charge is 5.75%.

(2) 1.00% redemption charge taken into account on total return for one-year time period.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

The Standard & Poor's 500 Index is an unmanaged index and includes the reinvestment of all dividends and distributions, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The S&P 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

Dear Shareholder:

The gold market experienced substantial gains in the second half of the year after suffering a first half correction that saw gold trade as low as $375 per ounce in May. The past year has been one of consolidation for gold shares and the Van Eck International Investors Gold Fund fell 7.73% in 2004. In comparison, the Philadelphia Stock Exchange Gold and Silver (XAU) Index(1) declined 7.69% during the same time period. Despite the disappointing performance for 2004 overall, the Fund gained 15.24% during the second half of the year with the improving gold price.

For the year, the gold price gained $23.00, or 5.54%, to finish at $438.45. Historically, percentage moves (positive or negative) in gold shares have been approximately double those of the price of gold. It is atypical for gold shares to move in the opposite direction than bullion, as they did in 2004. As discussed below, a primary reason for this anomaly is that strong foreign currencies during the year increased labor and production costs for gold-mining companies abroad, having a negative impact on company earnings and performance.

MARKET AND ECONOMIC REVIEW

Over the past couple of years, U.S. dollar weakness has been the primary driver of gold as a currency alternative. The year 2004 was no exception, as strength in gold was accompanied by the dollar moving to new long-term lows against the euro, yen, sterling, and many other currencies. Following a sharp April-May correction, gold traded marginally higher through the summer months and picked up momentum in the Fall. The markets focused on the possible negative ramifications that a growing current account deficit that is approaching 6% of GDP might have on the dollar. The outcome of the presidential election on November 2 seemed to provide added conviction to the currency markets. The dollar declined on fears of a growing budget deficit under a second Bush term along with post-election comments from Federal Reserve Chairman Alan Greenspan and Treasury Secretary John Snow indicating no need or desire to intervene on behalf of the dollar. Gold reached its highest level in 16 years on December 2 when it traded to $456.89. Net speculative long positions on the New York Commodities Exchange reached record levels. Meanwhile, physical demand was bolstered by the successful launch of a new gold-backed vehicle on the New York Stock Exchange and strong jewelry sales from booming economies in Asia and the Middle East.

Because of strong foreign currencies in 2004, many gold producers were not able to deliver the earnings gains that investors had come to expect as the U.S.-dollar gold price reached long-term highs. Modern gold companies operate around the globe, with much of their production coming from strong currency countries such as Canada, Australia, and South Africa. Strong currencies drive up local costs of materials and labor, thereby increasing production costs for mining companies. This has resulted in lackluster performance for many of the gold shares. The gold miners will have to continue to battle currency-related cost increases if the dollar weakens further. However, given currency movements over the past couple of years, we wonder how much lower the dollar can go without disrupting the global economy. The yearend value of the U.S. Dollar Index(2) (DXY, a measure of the general international value of the U.S. dollar) of 80.86 is very close to the historic low of 78.33 reached in September 1992. It would be surprising to see the same degree of currency cost pressures going forward.

From a low of $256 in April 2001, the advance of the price of gold to new highs above $450 in December of 2004 marks the longest bull market in gold since the seventies. The staying power of the current gold market suggests an underlying unrest in the financial markets that seems to sense significant risks to global growth. There are a number of key measures of economic health that have reached historically extreme levels. (FOR A REVIEW OF CURRENT FINANCIAL AND ECONOMIC RISKS, PLEASE SEE "COMMENTARY FROM FOUNDER, JOHN C. VAN ECK", INCLUDED IN THIS LETTER.) While modern financial markets have more depth and breadth than those of the past, it is difficult to believe they are so robust that they can accommodate current imbalances in debt, savings, and currencies indefinitely. The prospect of economic or financial difficulty has caused many

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

investors to focus on alternatives such as gold that historically have had a low correlation to other asset classes such as stocks and bonds.

FUND REVIEW

One of the Fund's most successful investments during the year was Newcrest Mining Ltd. Newcrest (6.5% of Fund net assets at December 31) was one of the Fund's largest holdings in 2004 and made up over half of the portfolio's Australian allocation, which stood at 10.9% at yearend. The company gained 40.2% on the year and led Australian gold shares to their 25.6% gain, as shown by the FTSE Gold Mines Australasia sub-index. Newcrest has made discoveries near its Gosowong property in Indonesia and has had initial success at its new world-class Telfer Mine in Western Australia. The company's share price also benefited from takeover speculation due to merger and acquisition activity elsewhere in the industry. Overall, our allocation to the Australian gold-mining market was slightly increased over the year from 8.5% at yearend 2003 to 10.9% at December 31, 2004.

During the year, we also marginally increased our exposure to North American gold-mining companies. Among mixed performance for the group, the companies that outperformed were those demonstrating exploration success with the potential for production increases. Two of the Fund's top holdings in North America advanced major new discoveries during the year. Meridian (5.6% of Fund net assets at December 31) gained 29.6% thanks to two high-grade vein discoveries in the vicinity of their El Penon Mine in Chile. Meanwhile, drilling at Placer Dome's (4.7% of Fund net assets at December 31) Cortez Hills project in Nevada uncovered a world-class deposit that may become the company's core asset. Placer gained 5.3% for the year. At the opposite end of the performance spectrum, positive resource additions at Newmont's (4.5% of Fund net assets at December
31) Ghanaian properties were overshadowed by unrest amongst indigenous populations near their mines in Peru and Indonesia and the stock slid 8.6% for the year.

The most significant change to the portfolio during 2004 was a reduction in South African exposure, which was ongoing through the first three quarters of the year. We began the year with a 19.7% allocation to South African gold shares and ended at 14.3% of the Fund. This strategy proved to be beneficial as South African mining companies were some of the worst performers in the sector. The FTSE Gold Mines Africa sub-index declined 26.9%. The South African rand traded to new highs against the dollar, causing gold to decline 10.7% in rand terms. Because of this, companies with high-cost mines and little offshore production suffered. Harmony/Avgold was off 42.9% for the year. While Harmony/Avgold was one of the Fund's top positions in 2003 (6.8% of Fund net assets at yearend
2003), concerns over continuing rand strength caused fund management to sell out of the position over the course of 2004 (0% of Fund assets at December 31). Nonetheless, the Fund's remaining South African stocks also faired poorly as AngloGold Ashanti and Gold Fields (5.4% and 4.2% of Fund net assets at December
31) declined 22.2% and 10.5%, respectively.

Small-cap gold stocks also had a difficult year as a number of companies experienced problems or delays with developing projects early in the year that caused investors to shy away. Companies with high exposure to the strong Canadian dollar had trouble containing costs. Northgate (0.8% of Fund net assets at December 31), who operates a gold/copper mine in British Columbia, saw its stock slide 18.0%. However, there were some bright spots among the juniors, as Orezone (1.3% of Fund net assets at December 31) rose 27.4% on resource additions at its properties in Burkina Faso. Northern Orion (1.5% of Fund net assets at December 31) gained 22.3% as it generated good cash flow from its stake in the Bajo de la Alumbrera mine in Argentina. One of the Fund's largest junior holdings in 2004 was Eldorado Gold (2.0% of Fund net assets at December
31) who is developing a large gold deposit in Turkey. The stock suffered earlier in the year when the Turkish government imposed a 20% value added tax on mining. Thanks to intense lobbying by Eldorado, the tax was rescinded, however the shares still finished the year with an 8.1% decline.

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
COMMENTARY FROM FOUNDER, JOHN C. VAN ECK:

AS A FIRM THAT HAS OFFERED INVESTORS INNOVATIVE ALTERNATIVES TO THE U.S. EQUITY AND FIXED INCOME MARKETS FOR FIFTY YEARS, WE MAINTAIN THAT ADDING GLOBALLY DIVERSIFIED STRATEGIES TO A PORTFOLIO CAN REDUCE RISK AND MAY INCREASE GROWTH POTENTIAL. IN OUR VIEW, ECONOMIC AND FINANCIAL RISKS THAT ARE EVIDENT TODAY MAY JUSTIFY AN ALLOCATION TO GOLD-ORIENTED INVESTMENTS.

TROUBLING FINANCIAL TRENDS

1. The U.S. current account deficit rose from about 1.5% of GDP in 1997 to approximately 3.5% in 2001. It then accelerated to a record of almost 6% currently and was accompanied by a decline in the dollar's foreign exchange value. From the end of 2001 to the end of 2004 the dollar fell approximately 34% in terms of the euro and 22% in terms of the yen. This decline inflicted huge losses on foreign investors in dollar fixed income securities in terms of their own currencies.

2. Assets such as housing, high yield debt, emerging markets debt, synthetic collateralized debt obligations, etc., have been reinflated and leveraged by massive liquidity injections, tax cuts and "cash out" mortgage refinancings. Domestic financial sectors debt (including speculative debt) grew from $138.9 billion in 1971 (12% of GDP) to $11,674 billion at the end of September 2004 (99% of GDP).

3. Many U.S. consumers have been living partially on borrowed money and have reduced their savings rates for many years. Household debt (mainly home mortgages) grew from $503 billion in 1971 (63% of disposable personal income) to $9,949 billion at the end of September 2004 (115% of disposable personal income). Financial obligations for renters as a percent of disposable personal income rose from 24.7% in the first quarter of 1980 to 31.55% in the third quarter of 2004.

4. The Federal Reserve reduced interest rates beginning in 2001 to stimulate the economy. Further cuts reduced yields on three month Treasury Bills to a negative return (adjusted for the inflation rate) of about 2% in early 2003, and they still remain negative. Investments in Treasury Bills as well as in many other short-term financial assets are not real "stores of value" at present.

5. The U.S. Federal Government reported a $236.9 billion surplus in fiscal 2000. The surplus turned into a record deficit of $413 billion in fiscal 2004.

WHAT DO THESE RISKS MEAN TO INVESTORS?

While no one knows what will happen in the future, investors should be aware of the possible outcomes of the above trends. We believe that they may lead to increasing risks as follows:

1. Concern about the chronic U.S. trade and current account deficits and the Federal budget deficit, unless present trends are corrected, may further lower confidence in the dollar by private investors and eventually lead to the risk of an international dollar crisis. The longer the deficits remain at record levels, the greater the risks.

2. The financial market upswing from August to December 2004 may have brought on excessive optimism and speculation, which history has shown is often followed by market corrections.

3. Rising debt service charges, if long-term interest rates rise, may in due course force consumers to reduce their spending growth or to liquidate their assets. This potentially could lead to the risk of serious market adjustments.

4. The period of negative short-term interest rates could last longer than expected. The Fed may continue to keep its interest rates relatively low to encourage borrowing and to maintain "full employment".

5. In the longer run, the rate of inflation could accelerate. We believe that, politically, it is easier to inflate away a heavy debt structure, as was done in the 1970s, than to raise taxes.

RISK DIVERSIFICATION

Diversification through investments in alternative assets, such as tangible assets and gold, may reduce the portfolio risks associated with over concentration in any one market. We believe gold investments may provide diversification benefits because historically the sector has had low correlation with stock market averages.

NOT INTENDED AS A PREDICTION OF FUTURE RESULTS.
--------------------------------------------------------------------------------

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

                                     * * *

Overall, the Fund is currently fully invested in precious metals companies--of which, 95% are gold-mining companies--which we believe may excel in a rising gold price environment. The Fund is invested in companies that we believe will achieve meaningful growth in production. Generally, we find this more in the medium- and small-capitalization companies and therefore the Fund is underweight the large-cap gold-mining companies. Geographically, we like the growth potential in parts of Latin America and West Africa where we find the best geologic potential, more mining-friendly governments and work force, and favorable currency rates. Many of the Fund's holdings, while active globally, have a focus on these regions.

Investors should be aware that the Fund is subject to certain risks associated with gold and gold-mining investments. The Fund is subject to non-diversification risk, frequent trading risk, precious metals risk, industry consolidation risk, leverage risk and foreign securities risk. Precious metals prices may swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. Risks associated with international investing include currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

We appreciate your participation in the Van Eck International Investors Gold Fund, and we look forward to working with you in the future.

[JOSEPH M. FOSTER PHOTO OMITTED]        [CHARL MALAN PHOTO OMITTED]

[JOSEPH M. FOSTER SIGNATURE OMITTED]    [CHARL MALAN SIGNATURE OMITTED]

JOSEPH M. FOSTER                        CHARL MALAN
INVESTMENT TEAM MEMBER                  INVESTMENT TEAM MEMBER

[JOHN C. VAN ECK PHOTO OMITTED]

[JOHN C. VAN ECK SIGNATURE OMITTED]

JOHN C. VAN ECK
FOUNDER

January 11, 2005

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

(2) The U.S. Dollar Index indicates the general international value of the U.S. dollar. The DXY does this by averaging the exchange rates between the U.S. dollar and six major world currencies.

-----------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/04 (UNAUDITED)
-----------------------------------------------------------
AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
-----------------------------------------------------------
A shares--
-----------------------------------------------------------
1 year                         (13.04)%         (7.73)%
-----------------------------------------------------------
5 year                          17.56%          18.96%
-----------------------------------------------------------
10 year                         (0.87)%         (0.28)%
-----------------------------------------------------------
15 year                          0.18%           0.57%
-----------------------------------------------------------
20 year                          3.88%           4.19%
-----------------------------------------------------------
Life (since 2/10/56)             9.57%           9.71%
-----------------------------------------------------------
C shares--
-----------------------------------------------------------
1 Year                          (9.19)%         (8.36)%
-----------------------------------------------------------
Life (since 10/3/03)            11.56%          11.56%
-----------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION FOR C SHARES REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

*  A Shares: maximum sales charge is 5.75%
   C Shares: 1.00% redemption charge, first year

                        INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

                            GEOGRAPHICAL WEIGHTINGS*
                             AS OF DECEMBER 31, 2004
                                   (UNAUDITED)


            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]


                      Canada                         50.9%
                      Cash/Equivalents Plus Other
                        Assets Less Liabilities       0.8%
                      Sweden                          0.3%
                      Peru                            2.0%
                      United Kingdom                  5.3%
                      Australia                      10.9%
                      South Africa                   14.3%
                      United States                  15.5%


                  ---------------------------------------------
                                SECTOR BREAKDOWN*
                       AS OF DECEMBER 31, 2004 (UNAUDITED)
                  ---------------------------------------------
                   Precious Metals ....................  94.9%
                   Platinum ...........................   2.7%
                   Mining Diversified .................   1.6%
                   Cash/Equivalents Plus
                     Other Assets Less Liabilities ....   0.8%
                  ---------------------------------------------



-------------------

*PERCENTAGE OF NET ASSETS.

PORTFOLIO IS SUBJECT TO CHANGE.

                        INTERNATIONAL INVESTORS GOLD FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2004*
--------------------------------------------------------------------------------

GLAMIS GOLD LTD.
(U.S., 6.6%)

Glamis Gold produces gold in Nevada and California. The company has additional exploration and development activities in Honduras, Guatemala, Panama, and El Salvador. Glamis continues to pursue acquisitions and development opportunities in precious metals in the Americas.

NEWCREST MINING LTD.
(AUSTRALIA, 6.5%)

Newcrest Mining is a gold mining, exploration and production company. The company's exploration projects include Telfer and Boddington which are located in Western Australia. The company also is developing and exploring at the Cadia Hill and Ridgeway projects in New South Wales and the Gosowong project in Indonesia.

MERIDIAN GOLD, INC.
(CANADA, 5.6%)

Meridian Gold is a gold production and exploration company operating in the United States and Chile.

WHEATON RIVER MINERALS LTD.
(CANADA, 5.5%)

Wheaton River is a gold and precious metals producer engaged in the operation, exploration and acquisition of precious metal properties. Based in Vancouver, the company's precious metals mining business is conducted in Mexico, Australia and Argentina.

ANGLOGOLD ASHANTI LTD.
(SOUTH AFRICA, 5.4%)

AngloGold is a holding company for a group of companies, which explore for and mine gold internationally. The group has operations in the Vaal River and West Witwatersrand areas of South Africa as well as Namibia, Mali, Brazil, Argentina, Australia, Tanzania and the United States.

RANDGOLD RESOURCES LTD.
(UK, 5.3%)

Randgold explores for and develops mines and mineral interests in sub-Saharan Africa. The company also acquires and rehabilitates existing under-performing gold mines, as well as mature exploration programs and bulk tonnage shallow deposits with gold producing potential. The group has interests in Cote d'Ivoire, Mali, Tanzania and Senegal.

PLACER DOME, INC.
(CANADA, 4.7%)

Placer Dome is a gold-mining company. The company holds interests in mines located in Australia, Canada, Chile, Papua New Guinea, South Africa, and the United States.

NEWMONT MINING CORP.
(U.S., 4.5%)

Newmont Mining acquires, explores, and develops mineral properties. The company produces gold from operations in the United States, Peru, Indonesia, Mexico, and the Central Asian Republic of Uzbekistan. Newmont also mines and processes gold and silver ore in the United States, Canada, Bolivia, and Australia.

GOLD FIELDS LTD.
(SOUTH AFRICA, 4.2% )

Gold Fields is a global gold-mining, development and exploration company with operations in South Africa, Ghana, and Australia. The group's principal operating mines include Driefontein, Kloof, Beatrix, and St. Helena. Gold Fields also has a platinum project undergoing evaluation in Finland.

IAMGOLD, INC.
(CANADA, 3.8%)

IAMGOLD explores and develops mineral properties. The company's principal asset is a gold mine in Mali, West Africa. IAMGOLD is also conducting exploration in other West African countries, Brazil, Argentina, and Ecuador.

----------------------

*PORTFOLIO IS SUBJECT TO CHANGE.

COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM.

                        INTERNATIONAL INVESTORS GOLD FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                 July 1, 2004      December 31, 2004     7/1/04-12/31/04
-------------------------------------------------------------------------------------------------------------------------
Class A              Actual                                        $1,000.00           $1,152.40             $10.12
                     Hypothetical (5% return before expenses)      $1,000.00           $1,015.74             $ 9.48
-------------------------------------------------------------------------------------------------------------------------
Class C              Actual                                        $1,000.00           $1,149.00             $13.50
                     Hypothetical (5% return before expenses)      $1,000.00           $1,012.57             $12.65
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.87% on Class A shares and 2.50% on Class C shares, multiplied by the average account value over the period, multiplied by 184 divided by 366 (to reflect the one-half year period).

                        INTERNATIONAL INVESTORS GOLD FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

THESE GRAPHS COMPARE A HYPOTHETICAL $10,000 INVESTMENT IN THE VAN ECK INTERNATIONAL INVESTORS GOLD FUND MADE TEN YEARS AGO (CLASS A) AND AT INCEPTION (CLASS C) WITH A SIMILAR INVESTMENT IN THE PHILADELPHIA STOCK EXCHANGE GOLD AND SILVER (XAU) INDEX.

               VAN ECK INTERNATIONAL INVESTORS GOLD FUND (CLASS A) vs. the Philadelphia Stock Exchange Gold and Silver
                             (XAU) Index (unaudited)

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

      Dec-94   9424     10000                     Mar-00   3268     5485
      Mar-95   8600     11175                     Jun-00   3362     5635
      Jun-95   8308     11042                     Sep-00   2972     4902
      Sep-95   9054     11430                     Dec-00   2992     5069
      Dec-95   8583     11112                     Mar-01   2804     4721
      Mar-96   10010    13291                     Jun-01   3330     5298
      Jun-96   8960     11468                     Sep-01   3593     5775
      Sep-96   8289     10690                     Dec-01   3613     5455
      Dec-96   7779     10865                     Mar-02   5237     7133
      Mar-97   7328     9707                      Jun-02   6194     7215
      Jun-97   6437     8941                      Sep-02   5979     7096
      Sep-97   6634     10258                     Dec-02   6882     7822
      Dec-97   4978     6973                      Mar-03   5796     6873
      Mar-98   5275     7685                      Jun-03   6558     8093
      Jun-98   4468     6763                      Sep-03   8179     9417
      Sep-98   4673     7081                      Dec-03   9927     11263
      Dec-98   4388     6153                      Mar-04   9748     10898
      Mar-99   4101     5670                      Jun-04   7948     8979
      Jun-99   4034     6373                      Sep-04   9202     10638
      Sep-99   4583     7709                      Dec-04   9160     10394
      Dec-99   3845     6542

------------------------------------------------------------------------------
 Average Annual Total Return 12/31/04             1 Year    5 Year    10 Year
------------------------------------------------------------------------------
 VE International Investors Gold Fund-A
 (w/o sales charge)                               (7.73)%   18.96%    (0.28)%
------------------------------------------------------------------------------
 VE International Investors Gold Fund-A
 (with sales charge)(2)                          (13.04)%   17.56%    (0.87)%
------------------------------------------------------------------------------
 Philadelphia Stock Exchange Gold & Silver
 (XAU) Index                                      (7.69)%    9.67%     0.39%
------------------------------------------------------------------------------

               VAN ECK INTERNATIONAL INVESTORS GOLD FUND (CLASS C) vs. the Philadelphia Stock Exchange Gold and Silver
                             (XAU) Index (unaudited)

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

                            Oct-3-03  10000   10000
                            Oct-03    11347   10767
                            Nov-03    12812   12048
                            Dec-03    12511   11961
                            Jan-04    11336   10513
                            Feb-04    11466   10998
                            Mar-04    12274   11575
                            Apr-04     9558    9043
                            May-04    10377    9926
                            Jun-04     9978    9537
                            Jul-04     9720    9618
                            Aug-04    10442   10501
                            Sep-04    11541   11301
                            Oct-04    11800   11471
                            Nov-04    12381   11857
                            Dec-04    11466   11041

--------------------------------------------------------------------------------
 Average Annual Total Return 12/31/04             1 Year     Since Inception(1)
--------------------------------------------------------------------------------
 VE International Investors Gold Fund-C
 (w/o sales charge)                               (8.36)%          11.56%
--------------------------------------------------------------------------------
 VE International Investors Gold Fund-C
 (with sales charge)(3)                           (9.19)%          11.56%
--------------------------------------------------------------------------------
 Philadelphia Stock Exchange Gold & Silver
 (XAU) Index                                      (7.69)%           8.21%
--------------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK INTERNATIONAL INVESTORS GOLD FUND WAS 2/10/56 (CLASS A) AND 10/3/03 (CLASS C). Index return for the Class C performance comparison is calculated as of nearest month end (9/30/03).

(2) The maximum sales charge is 5.75%.

(3) 1.00% redemption charge taken into account on total return for one-year time period.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION FOR CLASS C REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

The Philadelphia Stock Exchange Gold and Silver (XAU) Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Philadelphia Stock Exchange Gold and Silver (XAU) Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to report that the Van Eck Mid Cap Value Fund provided a total return of 19.22% for the year 2004. This is the fifth straight calendar year in which mid-capitalization stocks outperformed their larger-cap counterparts, which returned 10.87%, as measured by the Standard & Poor's (S&P) 500 Index.(1) Mid-cap stocks continued to be a particularly appealing asset class within the equity market, as they are often past the growing pain stage that many smaller companies go through but are not yet as widely recognized by the market as large-cap companies. For the annual period, your Fund modestly lagged its benchmark indices, the Russell Midcap Index,(2) which rose 20.22% and the Russell 2500 Value Index,(3) which gained 21.58%. However, the Fund outpaced the Standard & Poor's Midcap 400 Index,(4) another measure of mid-cap stock performance, which advanced 16.47% for the same period.

MARKET AND ECONOMIC REVIEW

All broadly watched U.S. equity indices provided positive double-digit performance for 2004. Mid-capitalization stocks showed the strongest relative performance, followed by small-capitalization and then large-capitalization stocks. The market favored the value style over the growth style of investing across all capitalization sectors.

For much of the annual period, positive investor sentiment boosted the U.S. equity markets. Low interest rates and indications of rebounding economic activity helped to fuel an optimistic outlook during the first half of the year. However, heightened geopolitical tensions, growing concerns over potential interest rate increases, and prospects for even higher oil prices contributed to generally declining equity indices in March and April and to investor uncertainty, reflected in relatively flat equity index returns, in May and June. During the second half of the year, ongoing economic expansion, supported by brisk consumer and business spending, somewhat better job growth data and positive corporate earnings growth, buoyed a strong equity rally.

FUND REVIEW

The Fund's relative performance for the annual period was due primarily to mixed results from stock selection. Specifically, stock selection proved effective in the information technology, energy, utilities, and consumer discretionary groups. However, the Fund's relative performance in the healthcare and financial industry groups was weaker than the same industry groups in the Russell Midcap Index.

During the twelve-month period, stocks spanning a variety of industries made positive contributions to the Fund's performance. Mass merchandiser and international retailer Kmart Holding Corp. (1.4% of Fund net assets at December
31) provided outstanding results of 294.2%(5) for the year. Other strong performers for the Fund included software company Autodesk (1.4% of Fund net assets at December 31, +124.7% for the year), commercial banking services firm and operator of several leasing and rental companies First BanCorp Puerto Rico (1.6% of Fund net assets at December 31, +68.8%), major hotel franchiser Choice Hotels International (1.1% of Fund net assets at December 31, +66.9%), and ship chartering company Overseas Shipholding Group (1.4% of Fund net assets at December 31, +57.8%).

Of course, not all of the Fund's holdings performed well. Sanmina-SCI (0% of Fund net assets at December 31), which provides electronics manufacturing services to customers worldwide, was the Fund's worst performing stock during the annual period and lost 44.2%. Other holdings that detracted from the Fund's performance included Maxtor (0% of Fund net assets at December 31, -41.8%) and Ascential Software (0% of Fund net assets at December 31, -34.1%) in technology, New York Community Bancorp (0% of Fund net assets at December 31, -33.3%) in financials, and Quanta Services (0% of Fund net assets at December 31, -32.7%) in utilities.

We made several changes to the Fund's portfolio during 2004, continuing the process we began since taking over as investment managers in June 2003. For example, we increased the Fund's weighting in

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

the energy sector to 11.3% at December 31, 2004. The shift in weight was a result of new purchases and improved performance of energy stocks relative to other industry groups. Over the same period, we decreased the Fund's weighting to healthcare from 15.3% to 4.0%. The decline reflected position sales and weaker relative performance of the group.

We also made several buys and sells during the annual period. We purchased stocks for the Fund that had relatively improving operating characteristics and were relatively undervalued based on our proprietary model. Among the securities that fit the Fund's purchase criteria during the fiscal year were First BanCorp Puerto Rico, United States Steel, and Valero Energy (1.6%, 1.5% and 1.4% of Fund net assets at December 31)--all of which made positive contributions to the Fund's annual performance since their purchase. First BanCorp, one of the Fund's top performers for the year, was attractive due to a strong increase in the commercial banking firm's loans and investments. United States Steel, a major U.S. and central European producer of integrated steel, benefited from increasing demand and rising prices for their products. Valero Energy, the largest independent refiner in the nation, reported forecasts of a record year as the company responds to a low supply and high demand environment.

We sold stocks that exhibited deteriorating operation results and/or are relatively overvalued. During the period, we sold the Fund's position in JB Hunt Transport Services, a provider of transport services for automotive parts, department store merchandise, chemicals and manufacturing materials. The company struggled as diesel fuel prices continued to climb. We tendered the Fund's entire position in financial services company Greenpoint Financial, which was acquired by North Fork in October 2004. We also eliminated the Fund's holding in JDS Uniphase, a provider of advanced fiber optic components and modules, as the company's profit margins were squeezed by rising costs and price cuts. It is important to note that each of these sales was made at a significant profit to the Fund.

As of December 31, 2004, the Fund was underweighted relative to the Russell Midcap Index in the utilities, financial, and industrial industry groups. Although the Fund was underweighted in the utilities industry group, the Fund's positions generated higher relative returns. At the end of the annual period, the Fund was overweighted relative to its benchmark index in the consumer staples, energy, and consumer discretionary industry groups. The Fund's performance benefited from the relative overweighting in all three industry groups.

                                     * * *

The Van Eck Mid Cap Value Fund is comprised of mid-cap stocks that we believe have an attractive combination of operating, valuation, and price characteristics. We employ a bottom-up, relative value-oriented, quantitative approach to selecting stocks, while seeking to achieve strong risk-adjusted returns. We will continue to utilize the Fund's proprietary quantitative methodologies to select mid-capitalization stocks of companies that our model indicates are relatively undervalued and have strong operating characteristics.

Investors should be aware that the Fund is subject to certain risks associated with mid-cap companies. Mid-cap companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, mid-cap companies often have greater price volatility, lower trading volume and less liquidity than larger more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Value stocks may never reach what the Adviser believes is their full value or they may go down in value. An investment in the Fund should be considered part of an overall investment program, rather than a complete investment program.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

We appreciate your continued investment in the Van Eck Mid Cap Value Fund, and we look forward to helping you meet your investment goals in the future.

[KATHY O'CONNOR PHOTO OMITTED]

[KATHY O'CONNOR SIGNATURE OMITTED]

KATHY O'CONNOR
PORTFOLIO MANAGER
NEW YORK LIFE INVESTMENT MANAGEMENT LLC (NYLIM)

January 20, 2005

All references to Fund assets refer to Total Net Assets.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

(1) The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small-stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

(2) The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $12.4 billion.

(3) The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price/book ratios and lower forecasted growth values.

(4) The Standard & Poor's (S&P) Midcap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

(5) Percentages reflect total returns of Fund holdings in the securities mentioned, including purchases and sales, for the twelve months ended 12/31/04, or for the portion of the reporting period such securities were held in the Fund, if shorter.

-----------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/04 (UNAUDITED)
-----------------------------------------------------------
AVERAGE ANNUAL               AFTER MAXIMUM    BEFORE SALES
TOTAL RETURN                 SALES CHARGE*    CHARGE
-----------------------------------------------------------
A shares--
-----------------------------------------------------------
1 year                          12.39%          19.22%
-----------------------------------------------------------
Life (since 1/1/02)**            4.19%           6.27%
-----------------------------------------------------------

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

*  A Shares: maximum sales charge is 5.75%

** Prior to January 1, 2002 ("inception date"), the Fund operated under a different name with a different investment sub-adviser. Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became the investment sub-adviser to the Fund.

                               MID CAP VALUE FUND
--------------------------------------------------------------------------------

                               SECTOR WEIGHTINGS*
                             AS OF DECEMBER 31, 2004
                                   (UNAUDITED)


            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]


                     Consumer Discretionary           18.4%
                     Other Assets Less Liabilities     0.2%
                     Financials                       21.2%
                     Healthcare                        4.0%
                     Energy                           11.3%
                     Industrials                       9.2%
                     Consumer Staples                 14.0%
                     Information Technology            9.8%
                     Utilities                         6.3%
                     Materials                         4.3%
                     Telecommunication Services        1.3%



-------------------

*PERCENTAGE OF NET ASSETS.

PORTFOLIO IS SUBJECT TO CHANGE.

                               MID CAP VALUE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2004*
--------------------------------------------------------------------------------

AMERICREDIT CORP.
(1.9%)

AmeriCredit is a national consumer finance company specializing in purchasing, securitizing and servicing automobile loans. Using its branch network and strategic alliances with select auto groups and banks, the company purchases loans made by franchised and select independent dealers to consumers who are typically unable to obtain financing from traditional sources.

NEW CENTURY FINANCIAL CORP.
(1.7%)

New Century Financial is a mortgage finance company providing first and second mortgage products to borrowers nationwide through its operating subsidiaries. The company sells a significant portion of the loans it originates for cash in the whole loan market and holds the remaining portion for investment on its balance sheet.

THE BRINK'S COMPANY
(1.7%)

The Brink's Company provides business and security services through Brink's, Inc., as well as Brink's Home Security and BAX Global. The company provides secure transportation and cash management services, residential alarm services and global supply chain management.

HERSHEY FOODS CORP.
(1.7%)

Hershey Foods manufactures, distributes and sells consumer food products. The company produces and distributes a line of chocolate and non-chocolate, confectionary, and grocery products. Hershey's products are sold to grocery wholesalers, candy distributors, and other customers in the United States, Canada and Mexico.

TEREX CORP.
(1.6%)

Terex is a diversified global manufacturer. The company's products include heavy-duty off-road trucks and high-capacity surface mining trucks, as well as large hydraulic mining shovels. Terex also manufactures and sells telescopic mobile cranes, aerial work platforms, utility aerial devices, telescopic material handlers and truck-mounted cranes and related products.

FIRST BANCORP PUERTO RICO
(1.6%)

First BanCorp. is the holding company for FirstBank Puerto Rico. The bank provides commercial banking services through a network of offices in Puerto Rico and the U.S. Virgin Islands. First BanCorp also operates Money Express, a small loan company and First Leasing and Rental Corporation, a vehicle leasing and rental company.

SUNOCO INC.
(1.6%)

Sunoco refines and markets petroleum, as well as transports crude oil and refined products. The company's petroleum products include fuels, lubricants, and petrochemicals. Sunoco's operations are conducted principally in the eastern half of the United States. The company's coke making operations are conducted in Virginia and Indiana.

INFOCUS CORP.
(1.5%)

InFocus develops, manufactures, and markets data/video projection products and services. The company's products and services present video, audio, graphics, and data from personal computers, workstations, VCRs, and laser disc players. InFocus' products are used in business, education, and government markets.

UNITED STATES STEEL CORP.
(1.5%)

United States Steel produces, sells and transports steel mill products, coke, taconite pellets and coal. The company also manages mineral resources, develops real estate and provides engineering and consulting services. In addition, United States Steel produces and sells steel mill products and coke through its U.S. Steel Kosice segment in the Slovak Republic.

PACIFICARE HEALTH SYSTEMS, INC.
(1.5%)

PacifiCare Health Systems is a managed health care services company that provides managed care products for employer groups and Medicare beneficiaries in the United States and Guam. The company also provides pharmacy benefit management, life and health insurance, behavioral health services, dental and vision services and Medicare+Choice management services.

---------------------

*PORTFOLIO IS SUBJECT TO CHANGE.

COMPANY DESCRIPTIONS COURTESY OF BLOOMBERG.COM

                               MID CAP VALUE FUND
                       EXPLANATION OF EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Beginning            Ending            Expenses Paid
                                                                 Account Value       Account Value       During Period*
                                                                 July 1, 2004      December 31, 2004     7/1/04-12/31/04
-------------------------------------------------------------------------------------------------------------------------
Class A              Actual                                        $1,000.00           $1,117.60             $11.18
                     Hypothetical (5% return before expenses)      $1,000.00           $1,014.58             $10.63
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, multiplied by 184 divided by 366 (to reflect the one-half year period)

                               MID CAP VALUE FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

THIS GRAPH COMPARES A HYPOTHETICAL $10,000 INVESTMENT IN THE VAN ECK MID CAP VALUE FUND MADE AT ITS INCEPTION WITH A SIMILAR INVESTMENT IN THE RUSSELL MIDCAP INDEX AND THE RUSSELL 2500 VALUE INDEX.

                      VAN ECK MID CAP VALUE FUND (CLASS A)
      vs. Russell Midcap Index and the Russell 2500 Value Index (unaudited)

            [THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE]

                        1/1/02   9423     10000    10000
                        Jan-02   9184     10092    9940
                        Feb-02   9065     10218    9835
                        Mar-02   9901     10851    10425
                        Apr-02   9345     11036    10222
                        May-02   8623     10855    10107
                        Jun-02   8119     10472    9429
                        Jul-02   6987     9260     8509
                        Aug-02   7257     9310     8556
                        Sep-02   6244     8548     7766
                        Oct-02   6317     8670     8159
                        Nov-02   6909     9303     8725
                        Dec-02   6629     9013     8381
                        Jan-03   6748     8741     8212
                        Feb-03   6374     8526     8103
                        Mar-03   6213     8583     8183
                        Apr-03   6888     9360     8778
                        May-03   7688     10226    9581
                        Jun-03   7756     10410    9678
                        Jul-03   7979     10862    9997
                        Aug-03   8291     11299    10431
                        Sep-03   8239     11219    10300
                        Oct-03   8909     12076    11086
                        Nov-03   9252     12568    11397
                        Dec-03   9486     13062    11739
                        Jan-04   9761     13485    12080
                        Feb-04   10031    13759    12340
                        Mar-04   10005    13869    12343
                        Apr-04   9507     13143    11890
                        May-04   9673     13407    12185
                        Jun-04   10119    13940    12522
                        Jul-04   9813     13378    11974
                        Aug-04   9688     13546    12026
                        Sep-04   10073    13974    12416
                        Oct-04   10005    14227    12759
                        Nov-04   10961    15390    13536
                        Dec-04   11309    15880    14112

--------------------------------------------------------------------------
                                                                Since
 Average Annual Total Return 12/31/04              1 Year    Inception(1)
--------------------------------------------------------------------------
 VE Mid Cap Value Fund-A (w/o sales charge)        19.22%       6.27%
--------------------------------------------------------------------------
 VE Mid Cap Value Fund-A (with sales charge)(2)    12.39%       4.19%
--------------------------------------------------------------------------
 Russell Midcap Index                              20.22%      12.16%
--------------------------------------------------------------------------
 Russell 2500 Value Index                          21.58%      16.65%
--------------------------------------------------------------------------

(1) INCEPTION DATE FOR THE VAN ECK MID CAP VALUE FUND WAS 1/1/02. Index returns are calculated as of nearest month end (12/31/01).

(2) The maximum sales charge is 5.75%.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS; CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND VALUE OF SHARES OF THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE INFORMATION REFLECTS CURRENT TEMPORARY WAIVERS OF EXPENSES AND/OR FEES. HAD THE FUND INCURRED ALL EXPENSES, INVESTMENT RETURNS WOULD HAVE BEEN REDUCED. THESE RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DIVIDENDS AND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END IS AVAILABLE BY CALLING 1-800-826-2333 OR BY VISITING WWW.VANECK.COM.

Effective June 1, 2003, New York Life Investment Management LLC (NYLIM) became investment sub-adviser to the Fund. Prior to January 1, 2002 ("inception date"), the Fund operated under a different name with a different investment sub-adviser.

The Russell Midcap Index and the Russell 2500 Value Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $4.2 billion; the median market capitalization was approximately $3.2 billion. The largest company in the index had an approximate market capitalization of $12.4 billion.

The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price/book ratios and lower forecasted growth values.

                              EMERGING MARKETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004

                                                              VALUE
NO. OF SHARES       SECURITIES (A)                           (NOTE 1)
----------------------------------------------------------------------
COMMON STOCKS:
BRAZIL: 5.6%
        34,000 Cia Vale Do Rio Doce (Sponsored ADR)        $   828,920
        17,000 Petroleo Brasileiro S.A. (Sponsored ADR)        676,260
        21,750 Votorantim Celulose e Papel S.A.
                 (Sponsored ADR)                               352,350
                                                           -----------
                                                             1,857,530
                                                           -----------
CHINA: 6.5%
     1,750,000 Beauty China Holdings Ltd.                      680,579
       435,000 Weiqiao Textile Co. Ltd.                        685,546
     2,500,000 Yantai North Andre Juice Co. Ltd.               328,059
       320,000 Yanzhou Coal Mining Co. Ltd.                    456,966
                                                           -----------
                                                             2,151,150
                                                           -----------
HONG KONG: 5.3%
       915,000 Chen Hsong Holdings Ltd.                        567,976
       425,000 Chitaly Holdings                                347,195
     6,636,000 Media Partners International
                 Holdings, Inc.+                               328,684
       875,000 Midland Realty Holdings Ltd.                    495,304
                                                           -----------
                                                             1,739,159
                                                           -----------
INDIA: 4.4%
        40,000 Bharat Electronics Ltd.                         608,046
        85,000 Bharti Tele-Ventures Ltd.                       423,723
        13,562 Tata Consultancy Services Ltd.                  418,776
                                                           -----------
                                                             1,450,545
                                                           -----------
INDONESIA: 2.3%
     4,000,000 PT Berlian Laju Tanker Tbk                      301,643
       450,000 PT Astra International Tbk                      465,392
                                                           -----------
                                                               767,035
                                                           -----------
ISRAEL: 1.1%
        11,900 Teva Pharmaceutical
               Industries Ltd. (ADR)                           355,334
                                                           -----------
MALAYSIA: 3.7%
       650,000 Bandar Raya Developments Berhad                 333,553
       330,000 Dreamgate Corp. Berhad+                         158,053
     1,570,000 Multi-Purpose Holdings Berhad+                  471,000
       157,000 Multi-Purpose Holdings Berhad
                 Rights (MYR 1.00, expiring 2/26/09)+           19,418
       110,000 Top Glove Corp. Berhad                          253,289
                                                           -----------
                                                             1,235,313
                                                           -----------
MEXICO: 4.5%
       440,000 Corporacion GEO, S.A.
                 de C.V. (Series B)+                           880,237
       108,700 Grupo Industrial Saltillo, S.A. de C.V.         201,856
       150,000 Grupo Modelo, S.A. de C.V. (Series C)           412,577
                                                           -----------
                                                             1,494,670
                                                           -----------
MOROCCO: 0.2%
         5,000 Maroc Telecom                                    56,957
                                                           -----------
PHILIPPINES: 1.0%
        14,000 Philippine Long Distance Telephone
                 Co. (Sponsored ADR)+                          349,020
                                                           -----------
RUSSIA: 1.1%
         3,000 Lukoil (Sponsored ADR)                          364,200
                                                           -----------
SINGAPORE: 7.6%
     1,100,000 Citiraya Industries Ltd.                        582,741
       800,000 First Engineering Ltd.                          681,039
       650,000 Goodpack Ltd.                                   481,688
       850,000 Noble Group Ltd.                                754,838
                                                           -----------
                                                             2,500,306
                                                           -----------
SOUTH AFRICA: 8.7%
       195,704 African Bank Investments Ltd.                   634,435
        90,000 Bidvest Group Ltd.                            1,278,655
       400,000 FirstRand Ltd.                                  945,970
                                                           -----------
                                                             2,859,060
                                                           -----------
SOUTH KOREA: 18.7%
         2,300 Cheil Communications, Inc.+                     334,380
        33,000 From30 Co.+                                     325,155
        65,515 Insun ENT Co., Ltd.+                          1,287,897
        32,000 Jusung Engineering Co. Ltd.                     323,029
        24,705 Kangwon Land, Inc.+                             320,984
        50,000 Korea Tronics Inc.                              283,520
         5,000 POSCO                                           903,207
         2,076 Samsung Electronics Co. Ltd.                    903,437
        60,000 SFA Engineering Corp.+                          956,337
       110,000 Taewoong Co. Ltd.                               552,550
                                                           -----------
                                                             6,190,496
                                                           -----------
TAIWAN: 13.7%
       429,422 Advantech Co. Ltd.                            1,040,123
       650,000 Asia Vital Components Co. Ltd.                  539,792
       435,000 Career Technology (MFG.) Co. Ltd.               622,601
       137,000 High Tech Computer Corp.                        659,358
       140,000 Merry Electronics Co. Ltd.                      334,696
       350,000 Taiwan Fu Hsing Industrial Co. Ltd.             380,937
       300,000 Tsann Kuen Enterprise Co. Ltd.                  346,335
       482,500 Waffer Technology Co. Ltd.                      610,145
                                                           -----------
                                                             4,533,987
                                                           -----------
THAILAND: 5.3%
     7,500,000 Asian Property Development
                 Public Co. Ltd.                               706,127
       175,000 Major Cineplex Group Public Co. Ltd.
                 Warrants (THB 13.00,
                 expiring 2/02/07)                              10,444
       700,000 Quality Houses Public Co. Ltd.
                 Warrants (THB 1.20,
                 expiring 11/09/08)+                             5,942
     2,123,500 Royal Garden Resort Public Co. Ltd.             158,413
       480,000 Shin Corporation Public Co. Ltd.                490,816
     1,750,000 True Corporation Public Co. Ltd.                364,640
                                                           -----------
                                                             1,736,382
                                                           -----------
TURKEY: 2.4%
   141,680,000 Turkiye Is Bankasi (Isbank)+                    782,733
                                                           -----------
VENEZUELA: 3.5%
        51,000 Compania Anonima Nacional
                 Telefonos de Venezuela (ADR)                1,141,890
                                                           -----------

                             EMERGING MARKETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                              VALUE
NO. OF SHARES       SECURITIES (A)                           (NOTE 1)
----------------------------------------------------------------------
TOTAL COMMON STOCK: 95.6%
(Cost: $25,103,774)                                        $31,565,767
                                                           -----------
PREFERRED STOCKS:
BRAZIL: 5.8%
       950,000 Caemi Mineracao e Metalurgia S.A.+              815,512
       634,094 Itausa Investimentos Itau S.A.                1,098,206
                                                           -----------
TOTAL PREFERRED STOCKS: 5.8%                                 1,913,718
(Cost: $1,121,383)                                         -----------

TOTAL INVESTMENTS: 101.4%
(Cost: $26,225,157)                                         33,479,485
                                                           -----------
OTHER ASSETS LESS LIABILITIES: (1.4)%                         (451,588)
                                                           -----------
NET ASSETS: 100%                                           $33,027,897
                                                           ===========


---------------------

(a) Unless otherwise indicated, securities owned are shares of common stock.

+   Non-income producing

GLOSSARY:

ADR - American Depositary Receipt



SUMMARY OF
INVESTMENTS                                            % OF
BY INDUSTRY                                             NET
(UNAUDITED)                                           ASSETS
-----------                                           ------
Advertising                                             2.0%
Banks                                                   5.2%
Beverages                                               2.2%
Chemicals                                               0.8%
Coal                                                    1.4%
Cosmetics/Personal Care                                 2.0%
Diversified Operations                                 11.7%
Diversified Financial Services                          1.9%
Electronics                                             8.3%
Entertainment                                           0.5%
Environmental Control                                   5.6%
Forest Products & Paper                                 1.1%
Home Builders                                           4.8%
Home Furnishings                                        2.1%
Iron/Steel                                              7.7%
Lodging                                                 1.5%
Machinery-Diversified                                   4.6%
Miscellaneous Manufacturer                              2.0%
Metal Processors & Fabricators                          1.7%
Office Furnishings                                      1.2%
Oil & Gas                                               3.2%
Pharmaceuticals                                         1.1%
Real Estate                                             2.5%
Retail                                                  1.4%
Semiconductors                                          1.9%
Software                                                1.3%
Technology                                              8.7%
Telecommunications                                      8.5%
Textiles                                                2.1%
Trucking & leasing                                      2.4%
Other assets less liabilities                          (1.4)%
                                                      -------
                                                      100.0%
                                                      ======

                             GLOBAL HARD ASSETS FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004

                                                             VALUE
NO. OF SHARES       SECURITIES (A)                          (NOTE 1)
----------------------------------------------------------------------
COMMON STOCKS:
AUSTRALIA: 5.9%
        26,846 BHP Billiton Ltd.                          $    321,815
       879,358 Cooper Energy NL+                               147,742
       129,215 Newcrest Mining Ltd.                          1,762,015
       542,500 Oil Search Ltd.                                 767,325
       247,000 Portman Ltd.                                    542,381
        41,000 Rio Tinto Ltd.                                1,253,383
       160,500 Santos Ltd.                                   1,063,585
       405,000 Zinifex Ltd.+                                   740,580
                                                          ------------
                                                             6,598,826
                                                          ------------
BRAZIL: 1.1%
        32,000 Petroleo Brasileiro S.A. (ADR)                1,272,960
                                                          ------------
CANADA: 22.8%
       249,300 AUR Resources, Inc.                           1,325,279
       328,700 Bema Gold Corp.+                              1,005,149
       707,700 Brazilian Resources, Inc.+                       66,339
         5,720 Brookfield Homes Corp.                          193,908
        18,000 Brookfield Properties Corp.                     673,866
        10,600 Brookfield Properties Corp. (USD)               396,440
       100,000 Cumberland Resources Ltd.+                      166,646
       111,600 Domtar, Inc.                                  1,347,012
        24,450 Ensign Resources Service Group, Inc.            511,145
       170,000 Find Energy Ltd.+                               579,344
        37,000 First Capital Realty, Inc.                      581,136
        30,000 FNX Mining Co., Inc.+                           129,484
       127,000 Gammon Lake Resources, Inc.+                    680,423
        42,000 Golden Star Resources Ltd.* (USD)               168,420
         4,000 InterOil Corp.+                                 151,360
       325,000 Killam Properties, Inc.+                        555,139
       278,000 LionOre Mining Ltd.                           1,589,035
       575,000 Miramar Mining Corp.+                           656,376
       603,000 Northern Orion Resources, Inc.+               1,753,506
       301,500 Northern Orion Resources, Inc. Warrants
                 (CAD 2.00, expiring 5/29/08)+                 452,193
         7,800 NQL Drilling Tools, Inc. (Class A)+              10,139
        72,500 Parkbridge Lifestyle Communities, Inc.+         277,882
        17,000 Penn West Petroleum Ltd.                      1,122,568
        26,100 Petro-Canada                                  1,331,622
        70,000 SFK Pulp Fund                                   422,864
        11,400 Suncor Energy, Inc.                             402,750
        22,600 Suncor Energy, Inc. (USD)                       800,040
       111,000 Talisman Energy, Inc.                         2,992,001
       187,400 TimberWest Forest Corp. (Stapled Units)       2,354,699
        26,200 Trican Well Service Ltd.+                     1,451,735
       400,000 Wheaton River Minerals Ltd.+                  1,299,838
                                                          ------------
                                                            25,448,338
                                                          ------------
CHINA: 0.5%
       850,000 Aluminum Corp of China Ltd.                     503,023
                                                          ------------
FINLAND: 0.9%
        67,500 Storo Enso Oyj (R Shares)                     1,030,402
                                                          ------------
FRANCE: 1.7%
        17,200 Total S.A. (ADR)                              1,889,248
                                                          ------------
HONG KONG: 0.4%
        44,400 Sun Hung Kai Properties Ltd.                    444,114
                                                          ------------
PERU: 0.5%
        26,400 Compania de Minas
               Buenaventura S.A. (Sponsored ADR)               604,560
                                                          ------------
SOUTH AFRICA: 2.2%
        45,000 Gold Fields Ltd.(Sponsored ADR)                 554,030
        15,300 Impala Platinum Holdings Ltd.                 1,298,264
        43,800 Sappi Ltd. (Sponsored ADR)                      635,100
                                                          ------------
                                                             2,487,394
                                                          ------------
UNITED KINGDOM: 5.0%
        37,462 BHP Billiton PLC                                438,337
        46,500 BP Plc (Sponsored ADR)                        2,715,600
       198,000 Randgold Resources Ltd. (ADR)                 2,257,200
        22,936 Vedanta Resources Plc                           173,529
                                                          ------------
                                                             5,584,666
                                                          ------------
UNITED STATES: 50.0%
        20,000 Agnico-Eagle Mines Ltd. Warrants
                 ($19.00, expiring 11/14/07)+                   57,600
        30,900 Alcoa, Inc.                                     970,878
        15,000 AMB Property Corp.                              605,850
        39,000 Apache Corp.                                  1,972,230
        62,000 BJ Services Corp.                             2,885,480
         7,000 Boston Properties, Inc.                         452,690
        33,700 Bunge Ltd.                                    1,921,237
        26,000 Chicago Bridge & Iron Co.
                 N.V. (NY Reg. Shares)                       1,040,000
        16,000 ConocoPhillips                                1,389,280
        36,100 Cooper Cameron Corp.+                         1,942,541
        23,300 ENSCO International, Inc.                       739,542
        26,500 FirstEnergy Corp.                             1,047,015
        18,000 FMC Technologies, Inc.+                         579,600
        15,000 Forest Oil Corp.+                               475,800
        24,100 Frontier Oil Corp.                              642,506
        82,900 Glamis Gold Ltd.+                             1,422,564
        71,000 GlobalSantaFe Corp.                           2,350,810
        63,000 GrafTech International Ltd.+                    595,980
       115,700 Halliburton Co.                               4,540,068
        13,400 International Steel Group, Inc.+                543,504
        49,400 Kerr-McGee Corp.                              2,854,826
        40,800 Key Energy Services, Inc.+                      481,440
        73,400 La Quinta Corp.+                                667,206
        17,400 Marathon Oil Corp.                              654,414
        62,600 McDermott International, Inc.+                1,149,336
        22,500 Murphy Oil Corp.                              1,810,125
        83,250 Nabors Industries Ltd.+                       4,269,892
         1,400 National-Oilwell Inc.+                           49,406
        17,000 Newfield Exploration Co.+                     1,003,850
        46,600 Occidental Petroleum Corp.                    2,719,576
        32,000 Patina Oil & Gas Corp.                        1,200,000
        30,199 PetroKazakhstan, Inc. (Class A)               1,120,383
        44,500 Plains Exploration & Production Co.+          1,157,000
        44,000 Pope & Talbot, Inc.+                            752,840
       103,000 Pride International, Inc.+                    2,115,620
        10,000 Starwood Hotels & Resorts
                 Worldwide, Inc.                               584,000
        76,200 Todco (Class A)                               1,403,604
        34,000 Varco International, Inc.+                      991,100

                             GLOBAL HARD ASSETS FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

                                                             VALUE
NO. OF SHARES       SECURITIES (A)                          (NOTE 1)
----------------------------------------------------------------------
UNITED STATES: (CONTINUED)
         6,000 Walter Industries, Inc..                   $    202,380
        22,000 Weatherford International Ltd.+               1,128,600
        21,600 Weyerhaeuser Co.                              1,451,952
       115,000 Williams Companies, Inc.                      1,873,350
                                                          ------------
                                                            55,816,075
                                                          ------------
TOTAL COMMON STOCKS AND OTHER INVESTMENTS: 91.0%
(Cost: $73,657,433)                                        101,679,606
                                                          ------------
PREFERRED STOCK:
RUSSIA: 0.4%
         7,800 Surgutneftegaz, Inc.
                 (Sponsored ADR)
                 (Cost: $26,130)                               425,100
                                                          ------------
SHORT-TERM OBLIGATION: 10.9%

PRINCIPAL                           INTEREST  MATURITY
AMOUNT                                RATE      DATE
------------------------------------------------------
$12,156,000  Repurchase Agreement
             (Note 9): Purchased on
             12/31/04; maturity value
             $12,157,114 (with State
             Street Bank & Trust Co.,
             collateralized by
             $12,410,000 Federal
             National Mortgage Association
             zero coupon due 1/05/05
             with a value of
             $12,403,795)
             (Cost: $12,156,000)      1.10%    1/03/05      12,156,000
                                                          ------------
TOTAL INVESTMENTS: 102.3%
(Cost: $85,839,563)                                        114,260,706
OTHER ASSETS LESS LIABILITIES: (2.3%)                       (2,576,794)
                                                          ------------
NET ASSETS: 100%                                          $111,683,912
                                                          ============

----------------------

(a) Unless otherwise indicated, securities owned are shares of common stock.

+   Non-income producing

GLOSSARY:

ADR - American Depositary Receipt



SUMMARY OF                                          % OF
INVESTMENTS                                          NET
BY INDUSTRY (UNAUDITED)                            ASSETS
-----------------------                            ------
Agriculture                                         1.7%
Energy                                             53.7%
Industrial Metals                                   8.5%
Paper & Forest Products                             7.2%
Precious Metals                                    13.3%
Real Estate                                         5.0%
Other                                               2.0%
Short-Term Obligation                              10.9%
Other assets less liabilities                      (2.3)%
                                                   ------
                                                  100.0%
                                                  ======

                        INTERNATIONAL INVESTORS GOLD FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004

                                                             VALUE
NO. OF SHARES       SECURITIES (A)                          (NOTE 1)
----------------------------------------------------------------------
AUSTRALIA: 10.9%
     2,865,000 Adamus Resources Ltd.+                     $  1,791,083
     6,533,788 Lihir Gold Ltd.+                              5,922,761
     1,249,685 Newcrest Mining Ltd.                         17,041,083
     2,875,000 Oxiana Ltd.+                                  2,224,202
       422,000 Sino Gold Ltd.+                                 659,544
     8,175,000 Tanami Gold NL+                                 990,195
        49,503 Yilgarn Mining Ltd.+                              7,447
                                                          ------------
                                                            28,636,315
                                                          ------------
CANADA: 50.9%
       178,800 Agnico-Eagle Mines Ltd.                       2,458,500
     1,397,500 Apollo Gold Corp.+                            1,199,371
       650,000 Aurelian Resources, Inc.+                       422,447
       650,000 Aurelian Resources, Inc. Warrants
                 (CAD 0.60 year 1, CAD 0.75 year 2,
                 CAD 0.85 year 3, CAD 1.00 year 4,
                 expiring 4/09/07)+*                            16,248
     3,250,000 Aurizon Mines Ltd.+                           4,251,552
     1,000,000 AXMIN, Inc.+                                    566,596
     1,000,000 Bema Gold Corp.+                              3,060,000
       500,000 Bema Gold Corp. Warrants
                 (CAD 1.90, expiring 10/27/07)+                941,549
     1,078,600 Central Fund of Canada Ltd.
                 (Class A)                                   5,899,942
     1,750,000 Claude Resources, Inc.+                       1,895,596
     1,219,100 Cumberland Resources Ltd.+                    2,031,579
       245,000 DRC Resources Corp.+                          1,286,089
     1,023,000 Gammon Lake Resources, Inc.+                  5,480,890
       175,800 Goldcorp, Inc. (Class A)                      2,644,032
        24,500 Golden Arrow Resources Corp.+                    18,883
       615,000 Golden Star Resources Ltd.+                   2,469,941
       167,500 Golden Star Resources Ltd.+ (USD)               671,675
       650,000 Great Basin Gold Ltd.+ 763,655
     5,310,810 Guinor Gold Corp.+                            4,425,122
     1,488,200 IAMGOLD Corp.                                 9,932,493
       245,000 IMA Exploration, Inc.+                          820,647
       600,000 Ivanhoe Mines Ltd.+                           4,324,459
        25,005 Kinross Gold Corp.+ 176,055
     1,124,490 Kinross Gold Corp.+ (USD)                     7,916,410
       775,660 Meridian Gold, Inc.+                         14,696,920
       720,000 Mexgold Resources, Inc.+                      1,553,806
       360,000 Mexgold Resources, Inc. Warrants
                 (CAD 2.50, expiring 2/26/06)+*                 26,997
       500,000 Minefinders Corp. Ltd.+                       3,395,409
     1,997,300 Miramar Mining Corp.+                         2,279,966
     1,072,000 Northern Orion Resources, Inc.+               3,117,344
       536,000 Northern Orion Resources, Inc. Warrants
                 (CAD 2.00, expiring 5/29/08)+                 803,900
     1,270,000 Northgate Minerals Corp.+                     2,148,148
       166,666 Northgate Minerals Corp. Warrants
                 (CAD 3.00, expiring 12/28/06)+                 48,605
     2,700,000 Orezone Resources, Inc. (Class A)+            3,374,578
       236,759 Pan American Silver Corp.+                    3,793,589
       118,380 Pan American Silver Corp. Warrants
                 (CAD 12.00, expiring 2/20/08)+                938,044
       659,875 Placer Dome, Inc.                            12,445,243
       555,555 Red Back Mining, Inc.+                          837,857
       400,000 River Gold Mines Ltd.+                          549,931
       503,000 Silver Wheaton Corp.+                         1,592,634
       251,500 Silver Wheaton Corp. Warrants
               (CAD 4.00, expiring 8/05/09)+                    69,154
       385,000 Virginia Gold Mines, Inc.+                    1,231,846
     3,350,000 Wheaton River Minerals Ltd.+                 10,886,139
     1,750,000 Wheaton River Minerals Ltd. Warrants
                 (CAD 1.65, expiring 5/30/07)+               3,441,237
       735,000 Wolfden Resources, Inc.+                      2,878,390
                                                          ------------
                                                           133,783,468
                                                          ------------
PERU: 2.0%
       222,000 Compania de Minas
               Buenaventura S.A.u. (ADR) (Series B)          5,083,800
                                                          ------------
SOUTH AFRICA: 13.3%
       222,000 African Rainbow Minerals Ltd.+                1,034,296
        33,500 Anglo American Platinum Corp.                 1,228,432
       389,249 AngloGold Ashanti Ltd. (Sponsored ADR)       14,149,201
       349,000 DRDGOLD Ltd. (Sponsored ADR)+                   537,460
       880,162 Gold Fields Ltd. (Sponsored ADR)             10,984,422
        46,000 Impala Platinum Holdings Ltd.                 3,903,277
        92,000 Impala Platinum Holdings Ltd.
                 (Sponsored ADR)                             1,955,534
       470,000 Mvelaphanda Resources Ltd.+                   1,207,263
                                                          ------------
                                                            34,999,885
                                                          ------------
SWEDEN: 0.3%
       700,000 Riddarhyttan Resources AB+                      804,150
                                                          ------------
UNITED KINGDOM: 5.3%
     1,220,000 Randgold Resources Ltd. (ADR)+               13,908,000
                                                          ------------
UNITED STATES: 15.5%
     1,800,000 Eldorado Gold Corp.+                          5,324,334
     1,018,300 Glamis Gold Ltd.+                            17,474,028
       337,400 Hecla Mining Co.+                             1,967,042
       100,000 Metallica Resources, Inc.+                      124,000
     1,610,000 Metallica Resources, Inc.+ (CAD)              1,931,759
       255,000 Metallica Resources, Inc. Warrants
                 (CAD 3.10, expiring 12/11/08)+                 69,054
       475,000 Metallica Resources, Inc. Warrants
                 (CAD 2.00, expiring 3/15/05)+*                     --
       264,500 Newmont Mining Corp.                         11,746,445
       119,100 Royal Gold, Inc.                              2,172,384
                                                          ------------
                                                            40,809,046
                                                          ------------
TOTAL STOCK AND OTHER INVESTMENTS: 98.2%
(Cost: $130,575,796)                                       258,024,664
                                                          ------------

                        INTERNATIONAL INVESTORS GOLD FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2004

PRINCIPAL                            INTEREST MATURITY       VALUE
AMOUNT                                 RATE     DATE        (NOTE 1)
----------------------------------------------------------------------
CORPORATE NOTE
SOUTH AFRICA: 1.0%
    $3,000,000 Durban Roodeport Deep Ltd.
                 6.00% 11/12/06 Senior
                 Convertible Note (144A)
                 (Cost: $3,000,000)                       $  2,535,000
                                                          ------------
SHORT-TERM OBLIGATION: 1.0%
     2,609,000 Repurchase Agreement
                 (Note 9): Purchased on
                 12/31/04; maturity
                 value $2,609,239
                 (with State Street
                 Bank & Trust Co.,
                 collateralized by
                 $2,655,000
                 Federal National Mortgage
                 Association 3.00% due
                 7/16/13 with a value
                 of $2,661,638)
                 (Cost: $2,609,000)    1.10%   1/03/05       2,609,000
                                                          ------------
TOTAL INVESTMENTS: 100.2%
(Cost: $136,184,796)                                       263,168,664
OTHER ASSETS LESS LIABILITIES: (0.2)%                         (382,857)
                                                          ------------
NET ASSETS: 100%                                          $262,785,807
                                                          ============


----------------------

(a) Unless otherwise indicated, securities owned are shares of common stock.

* Fair value as determined by a pricing committee under the direction of the Board of Trustees.

+   Non-income producing

GLOSSARY:

ADR - American Depositary Receipt



SUMMARY OF                                         % OF
INVESTMENTS                                         NET
BY INDUSTRY (UNAUDITED)                           ASSETS
-----------------------                           ------
Mining Diversified                                 1.6%
Platinum                                           2.7%
Precious Metals                                   94.9%
Short-Term Obligation                              1.0%
Other assets less liabilities                     (0.2)%
                                                 ------
                                                 100.0%
                                                 ======


                       See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

                                                                EMERGING             GLOBAL HARD     INTERNATIONAL INVESTORS
                                                              MARKETS FUND           ASSETS FUND            GOLD FUND
                                                              ------------           -----------     -----------------------
ASSETS:
Investments at cost ..................................        $  26,225,157         $  85,839,563         $ 136,184,796
                                                              =============         =============         =============
Investments at value (including repurchase agreements
  of $0, $12,156,000 and $2,609,000) (Note 1) ........        $  33,479,485         $ 114,260,706         $ 263,168,664
Cash .................................................                   --                 2,352             2,708,732
Foreign currency (Cost: $47,236, $0 and $0) ..........               48,306                    --                    --
Receivables:
  Prepaid expense and other assets ...................               10,641               149,710               128,455
  Dividends and interest .............................               74,291               191,665                88,182
  Capital shares sold ................................              102,796               584,818             1,307,467
  Securities sold ....................................                   --                    --                    --
                                                              -------------         -------------         -------------
Total assets .........................................           33,715,519           115,189,251           267,401,500
                                                              -------------         -------------         -------------
LIABILITIES:
Payables:
  Securities purchased ...............................                   --             3,223,844                45,051
  Capital shares redeemed ............................              268,332                57,791               234,922
  Accounts payable ...................................               99,101               106,012               347,454
  Foreign taxes ......................................                6,057                    --                    --
  Dividends payable ..................................              222,454                    --             3,926,822
  Due to Distributor (Note 5) ........................               25,207               117,692                61,444
  Due to Custodian--Line of Credit (Note 12) .........               66,471                    --                    --
                                                              -------------         -------------         -------------
    Total liabilities ................................              687,622             3,505,339             4,615,693
                                                              -------------         -------------         -------------
Net Assets ...........................................        $  33,027,897         $ 111,683,912         $ 262,785,807
                                                              =============         =============         =============
CLASS A SHARES:
Net assets ...........................................        $  30,460,636         $  84,871,595         $ 255,280,609
                                                              =============         =============         =============
Shares outstanding ...................................            3,114,759             3,797,797            26,125,990
                                                              =============         =============         =============
Net asset value and redemption price per share .......        $        9.78         $       22.35         $        9.77
                                                              =============         =============         =============
Maximum offering price per share .....................        $       10.38         $       23.71         $       10.37
                                                              =============         =============         =============
CLASS C SHARES:
Net assets ...........................................        $   2,567,261         $  26,812,317         $   7,505,198
                                                              =============         =============         =============
Shares outstanding ...................................              264,958             1,243,248               775,805
                                                              =============         =============         =============
Net asset value, maximum offering and redemption
  price per share (Redemption may be subject to
  a contingent deferred sales charge within the
  first year of ownership) ...........................                $9.69                $21.57                 $9.67
                                                              =============         =============         =============
Net assets consist of:
  Aggregate paid in capital ..........................        $  27,895,556         $ 112,292,968         $ 144,947,616
  Unrealized appreciation of investments, foreign
  currency, forward foreign currency contracts, and
  other assets and liabilities denominated in foreign
  currencies .........................................            7,251,637            28,421,738           126,922,126
  Overdistributed/underdistributed net investment loss              (29,957)               46,054            (5,172,989)
  Accumulated realized gain (loss) ...................           (2,089,339)          (29,076,848)           (3,910,946)
                                                              -------------         -------------         -------------
Net Assets ...........................................        $  33,027,897         $ 111,683,912         $ 262,785,807
                                                              =============         =============         =============


                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

                                                                               EMERGING        GLOBAL HARD  INTERNATIONAL INVESTORS
                                                                             MARKETS FUND      ASSETS FUND        GOLD FUND
                                                                             ------------      -----------  -----------------------
INCOME:
Dividends ..............................................................     $    775,129      $  1,502,998      $  1,054,502
Interest ...............................................................            8,528            72,520           236,761
Foreign taxes withheld .................................................          (65,920)          (64,149)          (40,744)
                                                                             ------------      ------------      ------------
Total income ...........................................................          717,737         1,511,369         1,250,519
                                                                             ------------      ------------      ------------
EXPENSES:
Management (Note 2) ....................................................          227,656           874,716         1,976,409
Distribution Class A (Note 5) ..........................................          137,881           351,986           644,036
Distribution Class C (Note 5) ..........................................           15,594           133,464            33,752
Administration (Note 2) ................................................           85,543            17,768           721,579
Reports to shareholders ................................................           16,962            41,150           150,920
Trustees' fees and expenses (Note 8) ...................................            6,535            40,033            81,625
Transfer agent (Class A) ...............................................           97,686           195,234           796,501
Transfer agent (Class C) ...............................................           25,991            57,752            26,986
Custodian ..............................................................           94,690            25,536            50,969
Registration (Class A) .................................................           21,489            16,668            22,360
Registration (Class C) .................................................           20,316            15,050            17,801
Professional ...........................................................           49,035            78,223           172,167
Insurance ..............................................................           11,892            27,060           105,462
Interest expense (Note 12) .............................................            6,693                43             6,690
Other ..................................................................           13,335            16,781            31,352
                                                                             ------------      ------------      ------------
Total expenses .........................................................          831,298         1,891,464         4,838,609
Expense reduction (Note 2) .............................................         (144,606)         (172,850)           (4,080)
                                                                             ------------      ------------      ------------
Net expenses ...........................................................          686,692         1,718,614         4,834,529
                                                                             ------------      ------------      ------------
Net investment income (loss) ...........................................           31,045          (207,245)       (3,584,010)
                                                                             ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
Realized gain from investments .........................................        5,233,875         9,642,549        24,808,023
Realized gain/(loss) from forward foreign currency
  contracts and foreign currency transactions ..........................         (106,388)            5,104            25,995
Realized gain from options .............................................               --            35,141                --
Realized gain from futures and swaps ...................................               --           527,976                --
Change in unrealized appreciation (depreciation) of foreign currency, forward foreign currency contracts and other assets and liabilities
  denominated in foreign currencies ....................................            7,557               404          (101,372)
Change in unrealized appreciation (depreciation) of investments options,
  futures and swaps ....................................................          163,192         8,354,772       (46,016,204)
                                                                             ------------      ------------      ------------
Net gain (loss) on investments and foreign currency transactions .......        5,298,236        18,565,946       (21,283,558)
                                                                             ------------      ------------      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ........     $  5,329,281      $ 18,358,701      $(24,867,568)
                                                                             ============      ============      ============


                        See Notes to Financial Statements

VAN ECK FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                  EMERGING MARKETS                     GLOBAL HARD ASSETS
                                                                        FUND                                  FUND
                                                           --------------------------------      --------------------------------
                                                            YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                           DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                               2004               2003               2004               2003
                                                           -------------      -------------      -------------      -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) .......................     $      31,045      $      98,614      $    (207,245)     $    (412,036)
  Realized gain from investments .....................         5,233,875          3,704,997          9,642,549          1,826,884
  Realized gain (loss) from forward foreign currency
   contracts and foreign currency transactions .......          (106,388)           (60,364)             5,104             33,544
  Realized gain from swaps, futures and options ......                --                 --            563,117            170,333
  Change in unrealized appreciation (depreciation)
   of foreign currency, forward foreign currency
   contracts and other assets and liabilities
   denominated in foreign currencies .................             7,557             12,823                404              4,980
  Change in unrealized appreciation (depreciation)
   of investments, options, futures and swaps ........           163,192          7,376,303          8,354,772         18,221,378
                                                           -------------      -------------      -------------      -------------
   Increase (decrease) in net assets resulting
     from operations .................................         5,329,281         11,132,373         18,358,701         19,845,083
                                                           -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
   Class A Shares ....................................                --                 --                 --                 --
   Class C Shares ....................................                --                 --                 --                 --
  Realized gain:
   Class A Shares ....................................        (1,177,692)                --                 --                 --
   Class C Shares ....................................          (106,247)                --                 --                 --
                                                           -------------      -------------      -------------      -------------
  Total dividends and distributions ..................        (1,283,939)                --                 --                 --
                                                           -------------      -------------      -------------      -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales of shares:
   Class A Shares ....................................         5,677,612            280,273         29,347,550        179,375,633
   Shares issued in connection with the merger
     involving Asia Dynasty Class A (Note 13) ........                --         12,377,530                 --                 --
   Class B Shares ....................................                --                 --                 --            301,630
   Shares converted from Class B to Class C (Note 6) -
     Global Hard Assets Fund .........................                --                 --                 --          3,293,328
   Class C Shares* ...................................         1,107,347             90,235         16,026,620          5,240,169
   Shares issued in connection with the merger
     involving Asia Dynasty Class C (Note 13) ........                --          2,403,885                 --                 --
                                                           -------------      -------------      -------------      -------------
                                                               6,784,959         15,151,923         45,374,170        188,210,760
                                                           -------------      -------------      -------------      -------------
  Reinvestment of dividends:
   Class A Shares ....................................           995,149                 --                 --                 --
   Class C Shares ....................................            66,336                 --                 --                 --
                                                           -------------      -------------      -------------      -------------
                                                               1,061,485                 --                 --                 --
                                                           -------------      -------------      -------------      -------------
  Cost of shares reacquired:
   Class A Shares ....................................        (8,965,155)        (4,172,590)       (23,620,369)      (171,346,247)
   Class B Shares ....................................                --                 --                 --         (3,858,750)
   Class C Shares ....................................        (1,520,646)           (67,364)        (4,580,483)          (870,211)
                                                           -------------      -------------      -------------      -------------
                                                             (10,485,801)        (4,239,954)       (28,200,852)      (176,075,208)
                                                           -------------      -------------      -------------      -------------
  Increase (decrease) in net assets resulting from
   capital share transactions ........................        (2,639,357)        10,911,969         17,173,318         12,135,552
  Capital Contribution from Advisor (Note 2) .........                --                 --                 --                 --
                                                           -------------      -------------      -------------      -------------
  Total increase (decrease) in net assets ............         1,405,985         22,044,342         35,532,019         31,980,635
NET ASSETS:
  Beginning of year ..................................        31,621,912          9,577,570         76,151,893         44,171,258
                                                           -------------      -------------      -------------      -------------
  End of year ........................................     $  33,027,897      $  31,621,912      $ 111,683,912      $  76,151,893
                                                           =============      =============      =============      =============
  Undistributed/overdistributed net investment
   income (loss) .....................................           (29,957)     $     (62,996)     $      46,054      $     (27,122)
                                                           =============      =============      =============      =============

----------------------

* For Emerging Markets Fund and International Investors Gold Fund, Class C shares began October 3, 2003.


                        See Notes to Financial Statements

                                                             INTERNATIONAL INVESTORS GOLD
                                                                         FUND
                                                           --------------------------------
                                                             YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31,       DECEMBER 31,
                                                                2004               2003
                                                           -------------      -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss) .......................     $  (3,584,010)     $  (2,513,591)
  Realized gain from investments .....................        24,808,023         17,787,944
  Realized gain (loss) from forward foreign currency
   contracts and foreign currency transactions .......            25,995           (224,522)
  Realized gain from swaps, futures and options ......                --                 --
  Change in unrealized appreciation (depreciation)
   of foreign currency, forward foreign currency
   contracts and other assets and liabilities
   denominated in foreign currencies .................          (101,372)            39,779
  Change in unrealized appreciation (depreciation)
   of investments, options, futures and swaps ........       (46,016,204)        84,204,578
                                                           -------------      -------------
   Increase (decrease) in net assets resulting
     from operations .................................       (24,867,568)        99,294,188
                                                           -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
   Class A Shares ....................................        (1,441,912)                --
   Class C Shares ....................................           (42,627)                --
  Realized gain:
   Class A Shares ....................................       (21,867,818)        (5,961,389)
   Class C Shares ....................................          (646,514)                --
                                                           -------------      -------------
  Total dividends and distributions ..................       (23,998,871)        (5,961,389)
                                                           -------------      -------------
CAPITAL SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sales of shares:
   Class A Shares ....................................        21,406,557        846,301,085
   Shares issued in connection with the merger
     involving Asia Dynasty Class A (Note 13) ........                --                 --
   Class B Shares ....................................                --                 --
   Shares converted from Class B to Class C (Note 6) -
     Global Hard Assets Fund .........................                --                 --
   Class C Shares* ...................................         6,205,762          3,357,938
   Shares issued in connection with the merger
     involving Asia Dynasty Class C (Note 13) ........                --                 --
                                                           -------------      -------------
                                                              27,612,319        849,659,023
                                                           -------------      -------------
  Reinvestment of dividends:
   Class A Shares ....................................        19,615,110          4,450,316
   Class C Shares ....................................           456,861                 --
                                                           -------------      -------------
                                                              20,071,971          4,450,316
                                                           -------------      -------------
  Cost of shares reacquired:
   Class A Shares ....................................       (43,768,503)      (842,499,427)
   Class B Shares ....................................                --                 --
   Class C Shares ....................................        (1,681,025)           (11,908)
                                                           -------------      -------------
                                                             (45,449,528)      (842,511,335)
                                                           -------------      -------------
  Increase (decrease) in net assets resulting from
   capital share transactions ........................         2,234,762         11,598,004
  Capital Contribution from Advisor (Note 2) .........            18,910                 --
                                                           -------------      -------------
  Total increase (decrease) in net assets ............       (46,612,767)       104,930,803
NET ASSETS:
  Beginning of year ..................................       309,398,574        204,467,771
                                                           -------------      -------------
  End of year ........................................     $ 262,785,807      $ 309,398,574
                                                           =============      =============
  Undistributed/overdistributed net investment
   income (loss) .....................................     $  (5,172,989)     $    (130,435)
                                                           =============      =============


                        See Notes to Financial Statements

EMERGING MARKETS FUND
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                                                     CLASS C
                                                                                  CLASS A                     ---------------------
                                                     ----------------------------------------------------            FOR THE PERIOD
                                                                                                                        OCTOBER 3,
                                                                           YEAR ENDED DECEMBER 31,                    2003* THROUGH
                                                     ----------------------------------------------------              DECEMBER 31,
                                                        2004       2003       2002       2001       2000       2004       2003
                                                       ------     ------     ------     ------     ------     ------ --------------
Net Asset Value, Beginning of Period ................  $ 8.49     $ 4.85     $ 6.47     $ 8.98     $13.49     $ 8.50     $ 7.44
                                                       ------     ------     ------     ------     ------     ------     ------
Income from Investment Operations:
  Net Investment Income (Loss) ......................    0.01       0.05      (0.02)     (0.09)     (0.16)     (0.04)      0.01
  Net Gain (Loss) on Investments
    (Both Realized and Unrealized) ..................    1.67       3.59      (1.60)     (2.37)     (2.73)      1.62       1.05
                                                       ------     ------     ------     ------     ------     ------     ------
Total from Investment Operations ....................    1.68       3.64      (1.62)     (2.46)     (2.89)      1.58       1.06
                                                       ------     ------     ------     ------     ------     ------     ------
Less Dividends and Distributions:
  Dividends from Net Investment Income ..............      --         --         --       --(e)      --(e)        --         --
  Distribution from Capital Gains ...................   (0.39)        --         --      (0.05)     (1.62)     (0.39)        --
                                                       ------     ------     ------     ------     ------     ------     ------
Total Dividends and Distributions ...................   (0.39)        --         --      (0.05)     (1.62)     (0.39)        --
                                                       ------     ------     ------     ------     ------     ------     ------
Net Asset Value, End of Period ......................  $ 9.78     $ 8.49     $ 4.85     $ 6.47     $ 8.98     $ 9.69     $ 8.50
                                                       ======     ======     ======     ======     ======     ======     ======
Total Return (a) ....................................   19.79%     75.05%    (25.04)%   (27.32)%   (21.88)%    18.59%     14.25%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
NET ASSETS, END OF PERIOD (000) ..................... $30,461    $28,956     $9,578    $13,032    $23,990     $2,567     $2,665
Ratio of Gross Expenses to Average Net Assets .......    2.63%      3.08%      2.91%      2.45%      2.15%      3.80%      2.76%(f)
Ratio of Net Expenses to Average Net Assets (b)(c) ..    2.19%      2.00%      2.00%      2.00%      2.00%      2.75%      2.50%(f)
Ratio of Net Investment Income (Loss) to Average
  Net Assets (d) ....................................    0.15%      0.71%     (0.30)%    (0.95)%    (1.35)%    (0.38)%     0.67%(f)
Portfolio Turnover Rate .............................     121%       128%       120%        56%        98%       121%       128%

-----------------------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) Net of interest expense.

(d) For the years ended 2004, 2003, 2002, 2001 and 2000, the net effect of the reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for each of the periods, for Class A are 0.42%, 1.05%, 0.90%, 0.42% and 0.12% and the year ended December 31, 2004 and the period October 3, 2003 through December 31, 2003 for Class C is 1.03% and 0.25%, respectively.

(e) Amount represents less than $0.005 per share.

(f) Annualized.

*   Inception date of Class C shares.


                        See Notes to Financial Statements

GLOBAL HARD ASSETS FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                                                                        CLASS A
                                                               ----------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
                                                                2004         2003         2002         2001         2000
                                                               ------       ------       ------       ------       ------
Net Asset Value, Beginning of Year ........................    $18.19       $12.77       $11.96       $13.08       $12.01
                                                               ------       ------       ------       ------       ------
Income from Investment Operations:
  Net Investment Income (Loss) ............................     (0.02)       (0.08)       (0.05)       (0.03)        0.08
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ........................      4.18         5.50         0.86        (1.09)        0.99
                                                               ------       ------       ------       ------       ------
Total from Investment Operations ..........................      4.16         5.42         0.81        (1.12)        1.07
                                                               ------       ------       ------       ------       ------
Net Asset Value, End of Year ..............................    $22.35       $18.19       $12.77       $11.96       $13.08
                                                               ======       ======       ======       ======       ======
Total Return (a) ..........................................     22.87%       42.44%        6.77%       (8.56)%       8.91%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .............................   $84,872      $64,661      $39,106      $49,244      $13,581
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS .............      2.08%        2.43%        2.64%        2.76%        2.52%
Ratio of Net Expenses to Average Net Assets (d) ...........      1.85%(b)     2.43%        2.61%        2.58%(b)     2.00%(b)
Ratio of Net Investment Income/(Loss) to
  Average Net Assets ......................................     (0.12)%(c)   (0.68)%      (0.31)%      (0.51)%(c)    0.49%(c)
Portfolio Turnover Rate ...................................        54%          40%         177%         265%          92%

                                                                                        CLASS C
                                                               ----------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------------
                                                                2004         2003         2002         2001         2000
                                                               ------       ------       ------       ------       ------
Net Asset Value, Beginning of Year ........................    $17.66       $12.55       $11.87       $13.01       $12.04
                                                               ------       ------       ------       ------       ------
Income from Investment Operations:
  Net Investment Income (Loss) ............................     (0.10)       (0.05)       (0.19)       (0.14)       (0.02)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ........................      4.01         5.16         0.87        (1.00)        0.99
                                                               ------       ------       ------       ------       ------
Total from Investment Operations ..........................      3.91         5.11         0.68        (1.14)        0.97
                                                               ------       ------       ------       ------       ------
Net Asset Value, End of Year ..............................    $21.57       $17.66       $12.55       $11.87       $13.01
                                                               ======       ======       ======       ======       ======
Total Return (a) ..........................................     22.14%       40.72%        5.73%       (8.83)%       8.06%
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000) .............................   $26,812      $11,490       $2,202       $2,066       $2,697
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS .............      2.50%        3.76%        3.72%        3.20%        3.82%
Ratio of Net Expenses to Average Net Assets (d) ...........      2.44%(b)     3.76%        3.70%        3.08%(b)     2.75%(b)
Ratio of Net Investment Income/(Loss) to
  Average Net Assets ......................................     (0.71)%(c)   (0.75)%      (1.36)%      (0.73)%(c)   (0.23)%(c)
Portfolio Turnover Rate ...................................        54%          40%         177%         265%          92%

-----------------------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(c) For the years ended 2004, 2001 and 2000, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for Class A shares are 0.23%, 0.08% and 0.43%, respectively and for Class C shares are 0.06%, 0.00% and 0.98%, respectively.

(d) Net of interest expense.


                        See Notes to Financial Statements

INTERNATIONAL INVESTORS GOLD FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                                                                     CLASS C
                                                                                  CLASS A                     ---------------------
                                                     ----------------------------------------------------            FOR THE PERIOD
                                                                                                                        OCTOBER 3,
                                                                           YEAR ENDED DECEMBER 31,                    2003* THROUGH
                                                     ----------------------------------------------------              DECEMBER 31,
                                                        2004       2003       2002       2001       2000       2004       2003
                                                       ------     ------     ------     ------     ------     ------ --------------
Net Asset Value, Beginning of Period ..............    $11.64     $ 8.30     $ 5.36     $ 4.45     $ 5.73     $11.61     $ 9.28
                                                       ------     ------     ------     ------     ------     ------     ------
Income from Investment Operations:
  Net Investment Income (Loss) ....................      0.07      (0.10)     (0.01)      0.01       0.00(d)    0.05      (0.03)
  Net Gain (Loss) on Investments
    (both Realized and Unrealized) ................     (0.97)      3.66       4.86       0.91      (1.27)     (1.02)(f)   2.36
                                                       ------     ------     ------     ------     ------     ------     ------
Total from Investment Operations ..................     (0.90)      3.56       4.85       0.92      (1.27)     (0.97)      2.33
                                                       ------     ------     ------     ------     ------     ------     ------
Less Dividends and Distributions:
  Dividends from Net Investment Income ............     (0.26)        --         --      (0.01)        --      (0.26)        --
  Distributions from Capital Gains ................     (0.71)     (0.22)     (1.91)        --         --      (0.71)        --
  Tax Return of Capital ...........................        --         --         --         --      (0.01)        --         --
                                                       ------     ------     ------     ------     ------     ------     ------
Total Dividends and Distributions .................     (0.97)     (0.22)     (1.91)     (0.01)     (0.01)     (0.97)        --
                                                       ------     ------     ------     ------     ------     ------     ------
Net Asset Value, End of Period ....................    $ 9.77     $11.64     $ 8.30     $ 5.36     $ 4.45     $ 9.67     $11.61
                                                       ======     ======     ======     ======     ======     ======     ======
Total Return (a) ..................................     (7.73)%    44.25%     90.48%     20.74%    (22.18)%    (8.36)%    25.11%
-----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000) ...................  $255,281   $305,863   $204,468   $121,767   $116,513     $7,505     $3,535
Ratio of Gross Expenses to Average Net Assets .....      1.82%      1.87%      2.02%      2.25%      2.30%      2.58%      2.46%(e)
Ratio of Net Expenses to Average Net Assets (b) ...      1.82%      1.85%      1.96%      2.17%      2.17%      2.51%(c)   2.46%(e)
Ratio of Net Investment Income to Average
  Net Assets ......................................     (1.34)%    (1.04)%    (0.14)%     0.09%(c)   0.08%(c)  (2.03)%(c) (1.99)%(e)
Portfolio Turnover Rate ...........................        31%       244%       720%       109%        65%        31%       244%

-----------------------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Returns for periods less than a year are not annualized.

(b) Net of interest expense.

(c) For the years ended 2001 and 2000, the net effect of the reductions due to a custodian fee or directed brokerage arrangement, for each of the years for Class A shares, are 0.00% and 0.02%, respectively. For the year ended 2004, the net effect of reductions due to an Advisory expense arrangement for Class C shares is 0.07%.

(d) Amount represents less than $0.01 per share.

(e) Annualized.

(f) The net effect of the capital contribution made by the Adviser, as referenced in Note 2 of the Notes to Financial Statements, is $0.02 per share.

*   Inception date of Class C shares.


                        See Notes to Financial Statements

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940, as amended. The Trust operates as a series fund currently comprised of three portfolios: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund (collectively the "Funds"). The Funds are classified as non-diversified funds. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national or foreign exchanges are valued at the last sales prices as reported at the close of each business day. As of June 23, 2003, the portfolios began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, if Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Pricing Committee of the Adviser, appointed by the Board of Trustees, believes to be the fair value of these securities as of 4:00 p.m. Eastern Time. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Forward foreign currency contracts are valued at the spot currency rate plus an amount
    ("points"), which reflects the differences in interest rates between the U.S. and foreign markets.

B. FEDERAL INCOME TAXES--It is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. CURRENCY TRANSLATION--Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Realized gains or losses and the appreciation or depreciation attributable to foreign currency fluctuations on other foreign currency denominated assets and liabilities are recorded as net realized or unrealized gains and losses from foreign currency transactions, respectively.

D. OTHER--Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividends on foreign securities are recorded when the Funds are informed of such dividends. Interest income is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments.

    Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

E. DISTRIBUTIONS TO SHAREHOLDERS--Dividends to shareholders from net investment income and realized gains are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from such amounts determined in accordance with U.S. generally accepted accounting principles.

F. OPTION CONTRACTS--The Funds may invest, for hedging and other purposes, in call and put options on securities, currencies and commodities. Call and put options give the Funds the right, but not the obligation, to buy (calls) or sell (puts) the instrument underlying the option at a specified price. The premium paid on the option, should it be exercised, will, on a call, increase the cost of the instrument acquired and, on a put, reduce the proceeds received from the sale of the instrument underlying the option. If the options are not exercised, the premium paid will be recorded as a realized loss upon expiration. The Funds may incur additional risk to the extent the value of the underlying instrument does not correlate with the movement of the option value.

    The Funds may also write call or put options. As the writer of an option, the Funds receive a premium. The Funds keep the premium whether or not the option is exercised. The premium will be recorded, upon expiration of the option, as a realized gain on the Statement of Operations. If the option is exercised, the Funds must sell, in the case of a written call, or buy, in the case of a written put, the underlying instrument at the exercise price. The Funds may write only covered puts and calls. A covered call option is an option in which the Funds own the instrument underlying the call. A covered call sold by the Funds expose them during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying instrument or to possible continued holding of an underlying instrument which might otherwise have been sold to protect against a decline in the market price of the underlying instrument. A covered put exposes the Funds during the term of the option to a decline in price of the underlying instrument. A put option sold by the Funds is covered when, among other things, cash or short-term liquid securities are placed in a segregated account to fulfill the obligations undertaken. The Funds may incur additional risk from investments in written currency options if there are unanticipated movements in the underlying currencies.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

    Transactions in call options written for the year ended December 31, 2004 were as follows:

    GLOBAL HARD ASSETS FUND

                                      NUMBER OF CONTRACTS    PREMIUMS
                                      -------------------    --------
    Options outstanding at
    beginning of year ................        160            $ 15,601
    Options written ..................        208              32,937
    Options expired ..................       (236)            (35,141)
    Options exercised ................       (132)            (13,397)
                                              ---            --------
    Options outstanding at end of year         --            $     --
                                              ===            ========

G. SHORT SALES--The Global Hard Assets Fund may make short sales of equity securities. A short sale occurs when the Fund sells a security, which it does not own, by borrowing it from a broker. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. The Global Hard Assets Fund did not have any short sales during the year ended December 31, 2004.

    Cash is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market. Gains and losses are classified as realized when short positions are closed.

H. FUTURES--The Funds may buy and sell financial futures contracts, which may include security and interest-rate futures, stock and bond index futures contracts and foreign currency futures contracts. The Funds may buy and sell commodity future contracts. The Funds may engage in these transactions for hedging purposes and for other purposes. Global Hard Assets Fund may also buy and sell commodity futures contracts, which may include futures on natural resources and natural resource indices. A security or interest-rate futures contract is an agreement between two parties to buy or sell a specified security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A foreign currency futures contract is an agreement to buy or sell a specified amount of currency at a set price on a future date. A commodity futures contract is an agreement to take or make delivery of a specified amount of a commodity, such as gold, at a set price on a future date. Realized gains and losses from futures contracts are reported separately. The Funds did not have any futures outstanding at December 31, 2004.

I. STRUCTURED NOTES--The Funds may invest in indexed securities whose value is linked to one or more currencies, interest rates, commodities or financial commodity indices. When the Fund purchases a structured note (a non-publicly traded indexed security entered into directly between two parties) it will make a payment of principal to the counterparty. The Fund will purchase structured notes only from counterparties rated A or better by S&P, Moody's or another nationally recognized statistical rating organization. Van Eck Associates Corporation will monitor the liquidity of structured notes under supervision of the Board of Trustees and structured notes determined to be illiquid will be aggregated with other illiquid securities and limited to 15% of the net assets of each Fund.

    Indexed securities may be more volatile than the underlying instrument itself, and present many of the same risks as investing in futures and options. Indexed securities are also subject to credit risks associated with the issuer of the security with respect to both principal and interest. At December 31, 2004, there were no structured notes outstanding.

NOTE 2--MANAGEMENT--Van Eck Associates Corporation (the "Adviser") earns fees for investment management and advisory services for each of the Funds. The Emerging Markets Fund pays the Adviser a monthly fee at the annual rate of 0.75% of average daily net assets. The Global Hard Assets Fund pays the Adviser a monthly fee at the annual rate of 1% of average daily net assets. The International Investors Gold Fund pays the Adviser a monthly fee at the annual rate of 0.75 of 1% of the first $500 million of average daily net assets of the Fund, 0.65 of 1% of the next $250 million of average daily net assets and 0.50 of 1% of average daily net assets in excess of $750 million.

For the period January 1, 2004 through April 30, 2004, the Adviser agreed to assume expenses exceeding 2% of average daily net assets for Class A shares and 2.50% for Class C shares for the Emerging Markets Fund. For the period May 1, 2004 through April 30, 2005, the Adviser agreed to assume expenses exceeding
2.25% of average daily net assets for Class A shares and 2.75% for Class C shares for the Emerging Markets Fund. Expenses were reduced by $144,606 under this agreement. The Advisor agreed to assume expenses exceeding 1.75% of average daily net assets for Class A shares for the period May 1, 2004 to April 30, 2005 and 2.50% average daily net assets for Class C shares for the period March 24, 2004 through April 30, 2005 for the Global Hard Assets Fund. Expenses were reduced by $172,850 under this agreement. The Advisor agreed to assume expenses exceeding 2.50% of average daily net assets for Class C shares for the period May 1, 2004 through April 30, 2005 for the International Investors Gold Fund. Expenses were reduced by $4,080 under this agreement.

Van Eck Associates Corporation also performs accounting and administrative services for Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets on the first $500 million for Emerging Markets Fund, and at the rate of 0.25% per year on the first $750 million in International Investors Gold Fund, and 0.20% per year of the average daily net assets in excess of $750 million in International Investors Gold Fund.

In accordance with the advisory and administration agreement, the Funds paid Van Eck Associates Corporation for costs incurred in connection with certain administrative and operating functions. The Funds paid costs in the following amounts for the year ended December 31, 2004: $85,543 Emerging Markets Fund, $17,768 Global Hard Assets Fund and $721,579 International Investors Gold Fund.

For the year ended December 31, 2004, Van Eck Securities Corporation (the "Distributor"), an affiliate of the Adviser, received a total of $1,212,257 in sales loads of which $1,033,106 was reallowed to broker/dealers and the remaining $179,151 was retained by the Distributor.

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

Certain of the  officers and  trustees of the Trust are  officers,  directors or
stockholders   of  Van  Eck  Associates   Corporation  and  Van  Eck  Securities
Corporation (the "Distributor").

The Adviser reimbursed the International to Investors Gold Fund Class C shares $18,910 for a loss incurred due to the cancellation of a purchase of Fund's shares.

NOTE 3--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2004 is $26,225,361, $85,804,953 and
$147,463,561 for the Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund, respectively. As of December 31, 2004, gross unrealized appreciation and depreciation of investments on a tax basis were as follows:

                                     GROSS            GROSS             NET
                                   UNREALIZED       UNREALIZED       UNREALIZED
FUND                              APPRECIATION     DEPRECIATION     APPRECIATION
----                              ------------     ------------     ------------
Emerging Markets Fund .........   $  8,681,213      $1,427,089      $  7,254,124
Global Hard Assets Fund .......     29,398,691         942,938        28,455,753
International Investors
  Gold Fund ...................    119,307,783       3,602,680       115,705,103

At December 31, 2004, the components of accumulated earnings on a tax basis, for each Fund, were as follows:

                                                            ACCUMULATED
                         UNDISTRIBUTED     UNDISTRIBUTED      CAPITAL         UNREALIZED
                            ORDINARY        LT CAPITAL       AND OTHER       APPRECIATION
FUND                         INCOME            GAINS           LOSSES       (DEPRECIATION)
----                     -------------     -------------    -----------     --------------
Emerging Markets
  Fund ................            --         955,859        (3,070,023)       7,251,433
Global Hard Assets
  Fund ................            --              --       (29,060,355)      28,456,348
International Investors
  Gold Fund ...........     2,019,939         887,011          (691,512)     115,643,361

The tax character of distributions paid to shareholders during the years ended December 31, 2004 and December 31, 2003, for each Fund, were as follows:

                      GLOBAL HARD ASSETS FUND          EMERGING MARKETS FUND
                    ----------------------------    ----------------------------
                    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                        2004            2003            2004            2003
                    ------------    ------------    ------------    ------------
Ordinary Income*     $       --      $       --      $       --      $       --
Long Term
  Capital Gains              --              --      1,283,939              --

                                                      INTERNATIONAL INVESTORS
                                                             GOLD FUND
                                                    ----------------------------
                                                    DECEMBER 31,    DECEMBER 31,
                                                        2004            2003
                                                    ------------    ------------
Ordinary Income*+ ..............................    $  6,432,746    $         --
Long Term
  Capital Gains ................................      17,566,125              --

* Includes Short Term Capital Gains

+ For corporate shareholders, 13.6% of the distributions qualify for dividends received deductions.

Net capital, currency losses and losses in investments in Passive Foreign Investment Companies incurred after October 31, and within the taxable year, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2004, the Funds' intend to defer to January 1, 2005 for U.S. federal income tax purposes post-October capital, currency losses and losses in investments in Passive Foreign Investment Companies currency losses were as follows:

                                               ORDINARY INCOME     CAPITAL GAINS
                                               ---------------     -------------
Emerging Markets Fund ......................        24,825                --
Global Hard Assets Fund ....................            --                --
International Investors Gold Fund ..........       691,512                --

At December 31, 2004 the Funds had the following capital loss carry forwards available to offset capital gains in the amounts as follows:

                                                      EXPIRING IN THE YEAR ENDED
FUND                                                         DECEMBER 31,
-----                                                 --------------------------

EMERGING MARKETS FUND ......................      2008      $ 2,219,041
                                                  2009          826,157
                                                            -----------
                                                 TOTAL      $ 3,045,198
                                                            ===========
Global Hard Assets Fund ....................      2005      $ 2,134,183
                                                  2006       18,829,076
                                                  2007        7,346,169
                                                  2009          750,927
                                                            -----------
                                                 TOTAL      $29,060,355
                                                            ===========

For Emerging Markets Fund, $3,045,198 of the capital loss carry forward is related to the acquisition of the Asia Dynasty Fund on October 31, 2003. This amount is subject to an annual limitation of $700,639 under tax rules. The
Emerging Markets Fund utilized $2,992,519 of capital losses in the current fiscal year.

For Global Hard Assets Fund, $13,684,792 of the capital loss carry forward is subject to an annual limitation of $841,231 under tax rules. Included in the amount is $14,978,497 of capital loss carry forward related to the acquisition of Natural Resources Fund on June 22, 2001. The Global Hard Assets Fund utilized $10,257,975 of capital losses in the current fiscal year.

During the year ended December 31, 2004, as a result of permanent book to tax differences, primarily due to net operating losses, transactions in foreign currency and investments in Real Estate Investment Trusts, the Funds' incurred differences that affected undistributed net investment income (loss), accumulated net realized income (loss) on investments and aggregate paid in capital by the amounts in the table that follows. Net assets were not affected by these reclassifications.

                                      INCREASE
                                     (DECREASE)         INCREASE       INCREASE
                                  OVERDISTRIBUTED/     (DECREASE)     (DECREASE)
                                  UNDERDISTRIBUTED     ACCUMULATED     AGGREGATE
                                   NET INVESTMENT       REALIZED        PAID IN
FUND                                INCOME (LOSS)      GAIN (LOSS)      CAPITAL
----                                -------------      -----------      -------
Emerging Markets Fund ..............  $  1,994          $ 106,388     $(108,382)
Global Hard Assets Fund ............   280,421             58,394      (338,815)
International Investors Gold Fund ..    25,995           (681,901)      655,906

NOTE 4--INVESTMENTS--Purchases and sales of investment securities other than U.S. government obligations and short-term obligations for the year ended December 31, 2004, were as follows:

                                                                      PROCEEDS
                                                    COST OF             FROM
                                                  INVESTMENT         INVESTMENT
                                                  SECURITIES         SECURITIES
                                                   PURCHASED            SOLD
                                                 ------------       ------------
Emerging Markets Fund ......................     $35,727,480         $38,569,218
Global Hard Assets Fund ....................      54,831,196          44,308,277
International Investors Gold Fund ..........      79,032,389          83,967,932

NOTE  5--12B-1   PLANS  OF   DISTRIBUTION--Pursuant   to  Rule  12b-1  Plans  of
Distribution (the "Plans"), all of the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plans in any one year is limited to 0.50% of average daily net assets (except for International Investors Gold Fund which is 0.25%) for Class A shares and 1% of average daily net assets for Class C shares (the "Annual Limitations").

Distribution expenses incurred under the Plans that have not been paid because they exceed the Annual Limitations may be carried forward to future years and paid by the Funds within the Annual Limitations.

The Distributor has waived its right to reimbursement of the carried forward amounts incurred through December 31, 2004 in the event the Plans are terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate.

The accumulated amount of excess distribution expenses incurred over the Annual Limitations as of December 31, 2004, were as follows:

International Investors Gold Fund-Class A ............   $3,369,223
International Investors Gold Fund-Class C ............       41,066
Emerging Markets Fund-Class A ........................    1,246,873
Emerging Markets Fund-Class C ........................       17,169
Global Hard Assets Fund-Class A ......................    1,565,932
Global Hard Assets Fund-Class C ......................      478,657

NOTE 6--SHAREHOLDER TRANSACTIONS--Shares of beneficial interest issued and redeemed (unlimited number of $.001 par value shares authorized):

                                          EMERGING MARKETS FUND
                                     -----------------------------
                                       YEAR ENDED      YEAR ENDED
                                      DECEMBER 31,    DECEMBER 31,
                                          2004            2003
                                     ---------------  ------------
CLASS A
Shares sold ......................        641,875         517,296
Shares issued in connection
  with the merger (Note 13) ......             --       1,601,259
Shares reinvested ................        101,753              --
Shares reacquired ................     (1,037,615)       (686,373)
                                       ----------       ---------
Net increase (decrease) ..........       (293,987)      1,432,182
                                       ==========       =========

                                                        FOR THE PERIOD
                                       YEAR ENDED      OCTOBER 3, 2003+
                                      DECEMBER 31,         THROUGH
                                          2004        DECEMBER 31, 2003
                                     ---------------  -----------------
CLASS C
Shares sold ......................       121,368            11,596
Shares issued in connection
  with the merger (Note 13) ......            --           310,410
Shares reinvested ................         6,846                --
Shares reacquired ................      (176,998)           (8,264)
                                        --------           -------
Net increase (decrease) ..........       (48,784)          313,742
                                        ========           =======


                                        GLOBAL HARD ASSETS FUND
                                     -----------------------------
                                       YEAR ENDED      YEAR ENDED
                                      DECEMBER 31,    DECEMBER 31,
                                          2004            2003
                                     ---------------  ------------
CLASS A
Shares sold                             1,503,658      13,541,745
Shares reacquired                      (1,260,763)    (13,047,991)
                                       ----------     -----------
Net increase (decrease)                   242,895        (493,754)
                                       ==========     ===========
CLASS B++
Shares sold                                    --          23,655
Shares converted to Class C                    --        (209,633)
Shares reacquired                              --         (43,130)
                                       ----------     -----------
Net decrease                                   --        (229,108)
                                       ==========     ===========

+  Inception date of Class C shares.

++ Class B shares automatically converted to Class C shares October 31, 2003.

CLASS C
Shares sold                               837,699         319,592
Shares converted from Class B                  --         209,100
Shares reacquired                        (244,960)        (60,019)
                                       ----------     -----------
Net increase                              592,739         468,673
                                       ==========     ===========

                                   INTERNATIONAL INVESTORS GOLD FUND
                                   ---------------------------------
                                       YEAR ENDED      YEAR ENDED
                                      DECEMBER 31,    DECEMBER 31,
                                          2004            2003
                                     ---------------  ------------
CLASS A
Shares sold                             2,032,511     105,541,211
Shares reinvested                       2,007,688         578,715
Shares reacquired                      (4,195,574)   (104,472,118)
                                       ----------     -----------
Net increase (decrease)                  (155,375)      1,647,808
                                       ==========     ===========

                                                        FOR THE PERIOD
                                       YEAR ENDED      OCTOBER 3, 2003+
                                      DECEMBER 31,         THROUGH
                                          2004        DECEMBER 31, 2003
                                     ---------------  -----------------
CLASS C

Shares sold                               588,407          305,539
Shares reinvested                          47,245               --
Shares reacquired                        (164,353)          (1,033)
                                       ----------          -------
Net increase                              471,299          304,506
                                       ==========          =======

NOTE 7--FORWARD FOREIGN CURRENCY CONTRACTS--The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities. In addition, the Funds may enter into forward foreign currency contracts to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) from foreign currency transactions. At December 31, 2004, there were no forward foreign currency contracts outstanding.

NOTE 8--TRUSTEE DEFERRED COMPENSATION PLAN--The Trust has a Deferred Compensation Plan (the "Plan") for its Trustees. Commencing January 1, 1996, the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The Funds' contributions to the Plan are limited to the amount of fees earned by the participating Trustees. The fees otherwise payable to the participating Trustees are invested in shares of the Van Eck Funds as directed by the Trustees. The Funds have elected to show this deferred liability net of corresponding assets at fair market value for financial statement purposes.

As of December 31, 2004, the total fair market value of the liability portion of the Plan is as follows: Emerging Markets Fund--$9,863, Global Hard Assets Fund--$17,755 and International Investors Gold Fund--$48,446.

NOTE 9--REPURCHASE AGREEMENTS--Collateral for repurchase agreements, in the form of U.S. government obligations, the value of which must be at least 102% of the underlying debt obligations, plus accrued interest, is held by the Funds' custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Funds would become exposed to market fluctuation on the collateral.

NOTE 10--EQUITY SWAPS--The Funds may enter into equity swaps to gain investment exposure to the relevant market of the underlying security. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. The Fund is obligated to pay the counterparty on trade date an amount based upon the value of the under-

VAN ECK FUNDS
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

lying instrument (notional amount) and, at termination date, final payment is settled based on the value of the underlying security on trade date versus the value on termination date plus accrued dividends. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying securities.

The Fund records a net receivable or payable daily, based on the change in the value of the underlying securities. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. The Fund collateralizes 100% of the notional amount of the swap. Such amounts would be reflected in the Statement of Assets and Liabilities as Cash-initial margin. At December 31, 2004, there were no outstanding swaps.

NOTE 11--COMMODITY SWAPS--The Funds may enter into commodity swaps to gain investment exposure to the relevant spread of the commodity reference prices. A swap is an agreement that obligates the parties to exchange cash flows at specified intervals. At termination date, a final payment is made based on the swap's notional amount on trade date versus the value on termination date. Risks may arise as a result of the failure of the counterparty to the contract to comply with the terms of the swap contract. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default of the counterparty. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in the value of the swap relative to the underlying reference prices. The Fund records a net receivable or payable daily, based on the change in the value of the swap. The net receivable or payable for financial statement purposes is shown as due to or from broker on the Statement of Assets and Liabilities. At December 31, 2004, there were no outstanding commodity swaps.

NOTE 12--BANK LINE OF CREDIT--The Trust participates with other funds managed by Van Eck Associates Corporation in a $15 million committed credit facility (the "Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 2004, the Funds made the following borrowings:

                                          AVERAGE AMOUNT       AVERAGE INTEREST
FUND                                         BORROWED                 RATE
-----                                     --------------       ----------------
Emerging Markets Fund ....................    $397,061                 1.69%
Global Hard Assets Fund ..................       6,851                 2.42%
International Investors Gold Fund ........      31,628                 2.45%

At December 31, 2004 the Funds' outstanding borrowings under the line of credit were as follows:

                                      AMOUNT          INTEREST
FUND                                 BORROWED           RATE
-----                              ------------     ------------
Emerging Markets Fund .............    $66,471           2.85%

NOTE 13--FUND MERGER--As of the close of business on October 31, 2003, the Emerging Markets Fund acquired all the net assets of the Asia Dynasty Fund pursuant to a plan of reorganization approved by the Asia Dynasty Fund shareholders on October 30, 2003. The acquisition was accomplished by a tax-free exchange of 1,601,259 shares of Class A and 310,410 shares of Class B of the Asia Dynasty Fund to the Emerging Markets Fund, Class A and Class C. Asia Dynasty Fund's net assets at that date, including $5,836,709 of unrealized appreciation, were combined with those of the Emerging Markets Fund. The aggregate net assets of the Emerging Markets Fund and Asia Dynasty Fund before the acquisition were $14,802,607 and $14,781,415 respectively.

NOTE  14--REGULATORY   MATTERS--In   connection  with  their  investigations  of
practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

NOTE 15--SUBSEQUENT EVENT--It is anticipated that the Adviser will reimburse the Emerging Markets Fund Class C shares an amount it currently estimates to be approximately $6,000 in connection with dividends paid in December 2004 to shareholders redeeming on the day between record date and ex-dividend date.

                       VAN ECK FUNDS, INC.--MID CAP VALUE
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2004

                                                             VALUE
NO. OF SHARES       SECURITIES (A)                          (NOTE 1)
----------------------------------------------------------------------
COMMON STOCKS: 99.8%
CONSUMER DISCRETIONARY: 18.4%
         3,000 Black & Decker Corp.                        $   264,990
         4,000 Choice Hotels International, Inc.               232,000
        14,900 Circuit City Stores, Inc.                       233,036
        11,700 Darden Restaurants, Inc.                        324,558
         6,200 Dillard's, Inc. (Class A)                       166,594
         8,200 Eastman Kodak Co.                               264,450
         3,700 Fortune Brands, Inc.                            285,566
         3,000 Kmart Holding Corp.+                            296,850
        14,000 Mattel, Inc.                                    272,860
        11,000 Newell Rubbermaid, Inc.                         266,090
         4,700 Outback Steakhouse, Inc.                        215,166
         4,600 Ryland Group, Inc.                              264,684
         4,300 Sherwin-Williams Co.                            191,909
         6,200 Stanley Works                                   303,738
         7,000 Toys 'R' Us, Inc.+                              143,290
         7,600 Zale Corp.+                                     227,012
                                                           -----------
                                                             3,952,793
                                                           -----------
CONSUMER STAPLES: 14.0%
        11,500 Albertson's, Inc.                               274,620
         4,900 Clorox Co.                                      288,757
         6,700 Estee Lauder Companies, Inc. (Class A)          306,659
         6,400 Hershey Foods Corp.                             355,456
        10,000 Hormel Foods Corp.                              313,500
         8,000 Kraft Foods, Inc. (Class A)                     284,880
         7,000 McCormick & Co. (Non-Voting Shares)             270,200
        10,000 Pilgrim's Pride Corp.                           306,800
         4,100 Reynolds American, Inc.                         322,260
        14,400 Tyson Foods, Inc. (Class A)                     264,960
                                                           -----------
                                                             2,988,092
                                                           -----------
ENERGY: 11.3%
         3,100 Amerada Hess Corp.                              255,378
         2,300 Anadarko Petroleum Corp.                        149,063
         3,900 Apache Corp.                                    197,223
         7,200 Burlington Resources, Inc.                      313,200
         5,400 Overseas Shipholding Group, Inc.                298,080
         6,000 Premcor, Inc.                                   253,020
         4,100 Sunoco, Inc.                                    335,011
         9,800 Tesoro Corp.+                                   312,228
         6,700 Valero Energy Corp.                             304,180
                                                           -----------
                                                             2,417,383
                                                           -----------
FINANCIALS: 21.2%
        17,100 AmeriCredit Corp.+                              418,095
         4,200 Astoria Financial Corp.                         167,874
         6,000 CIT Group, Inc.                                 274,920
         4,000 Cousins Properties, Inc.                        121,080
         3,450 Doral Financial Corp.                           169,913
         7,200 Equity Office Properties Trust                  209,664
         1,500 Federal National Mortgage Association           106,815
         5,400 First BanCorp Puerto Rico                       342,954
         7,000 Fremont General Corp.                           176,260
         7,800 Impac Mortgage Holdings, Inc.                   176,826
         3,200 LNR Property Corp.                              201,312
         4,100 MBIA, Inc.                                      259,448
         4,100 MGIC Investment Corp.                           282,531
         5,700 New Century Financial Corp.                     364,287
         5,600 PMI Group, Inc.                                 233,800
         2,500 R&G Financial Corp. (Class B)                    97,200
         5,200 Radian Group, Inc.                              276,848
         6,000 Regions Financial Corp.                         213,540
         6,900 TCF Financial Corp.                             221,766
         4,700 WFS Financial, Inc.+                            238,666
                                                           -----------
                                                             4,553,799
                                                           -----------
HEALTHCARE: 4.0%
         5,000 Bausch & Lomb, Inc.                             322,300
         5,800 PacifiCare Health Systems, Inc.+                327,816
         8,000 Pfizer, Inc.                                    215,120
                                                           -----------
                                                               865,236
                                                           -----------
INDUSTRIALS: 9.2%
         9,000 Brink's Co., The                                355,680
        11,100 Copart, Inc.                                    292,152
         3,200 Cummins, Inc.                                   268,128
         9,400 IKON Office Solutions, Inc.                     108,664
        14,900 Laidlaw International, Inc.                     318,860
         7,400 Terex Corp.+                                    352,610
         4,300 W.W.Grainger, Inc.                              286,466
                                                           -----------
                                                             1,982,560
                                                           -----------
INFORMATION TECHNOLOGY: 9.8%
        13,100 Activision, Inc.+                               264,358
         8,000 Autodesk, Inc.                                  303,600
         6,900 Imation Corp.                                   219,627
        36,100 In Focus Corp.+                                 330,676
        10,000 McAfee, Inc.+                                   289,300
         6,900 PalmOne, Inc.                                   217,695
        11,500 Sabre Holdings Corp. (Class A)                  254,840
         6,900 Tektronix, Inc.                                 208,449
                                                           -----------
                                                             2,088,545
                                                           -----------
MATERIALS: 4.3%
        10,600 Louisiana-Pacific Corp.                         283,444
         5,900 Nucor Corp.                                     308,806
         6,400 United States Steel Corp.                       328,000
                                                           -----------
                                                               920,250
                                                           -----------
TELECOMMUNICATION SERVICES: 1.3%
         7,700 CenturyTel, Inc.                                273,119
                                                           -----------
                                                               273,119
                                                           -----------
UTILITIES: 6.3%
         8,300 Edison International                            265,849
         3,600 Equitable Resources, Inc.                       218,376
         8,200 NRG Energy, Inc.+                               295,610
        22,600 Reliant Energy, Inc.                            308,490
        16,300 Williams Companies, Inc.                        265,527
                                                           -----------
                                                             1,353,852
                                                           -----------
TOTAL INVESTMENTS: 99.8% (Cost:$16,732,320)                 21,395,629
                                                           -----------
OTHER ASSETS LESS LIABILITIES: 0.2%                             47,366
                                                           -----------
NET ASSETS: 100%                                           $21,442,995
                                                           ===========

-----------------------

(a) Unless otherwise indicated, securities owned are shares of common stock

+   Non-income producing


                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

ASSETS:
Investments, at value (cost $16,732,320) (Note 1) ..............   $ 21,395,629
Receivables:
  Cash .........................................................         79,096
  Dividends ....................................................         14,105
  Capital shares sold ..........................................             35
  Prepaid expense ..............................................         46,795
                                                                   ------------
    Total assets ...............................................     21,535,660
                                                                   ------------
LIABILITIES:
Payables:
  Capital shares redeemed ......................................         22,456
  Due to Distributor (Note 2) ..................................         10,108
  Accounts payable .............................................         60,101
                                                                   ------------
    Total liabilities ..........................................         92,665
                                                                   ------------
Net Assets .....................................................   $ 21,442,995
                                                                   ============
Shares outstanding .............................................        984,754
                                                                   ============
Net asset value, redemption and offering price per share .......   $      21.77
                                                                   ============
Maximum offering price per share ...............................   $      23.10
                                                                   ============
Net assets consist of:
  Aggregate paid in capital ....................................   $ 40,129,406
  Unrealized appreciation of investments .......................      4,663,309
  Accumulated realized loss ....................................    (23,350,808)
  Accumulated net investment income ............................          1,088
                                                                   ------------
 ...............................................................   $ 21,442,995
                                                                   ============


                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2004

INCOME (NOTE 1):
Dividends (net of foreign taxes withheld of $169) .................                      $  299,229
Interest ..........................................................                             564
                                                                                         ----------
    Total income ..................................................                         299,793

EXPENSES:
Advisory fee (Note 2) .............................................      $ 152,819
Distribution (Note 2) .............................................        101,879
Administration (Note 2) ...........................................         35,490
Transfer agency ...................................................         73,514
Insurance .........................................................         47,764
Professional ......................................................         47,044
Shareholder reports ...............................................         28,232
Registration ......................................................         23,436
Trustees' fees and expenses .......................................          7,184
Custodian .........................................................          6,728
Other .............................................................         11,638
                                                                         ---------
Total expenses ....................................................        535,728
Expenses assumed by the Adviser (Note 2) ..........................       (107,833)
                                                                         ---------
Net expenses ......................................................                         427,895
                                                                                         ----------
Net investment loss ...............................................                        (128,102)
                                                                                         ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
Change in unrealized appreciation of investments ..................                         637,058
Realized gain from security transactions ..........................                       3,106,276
                                                                                         ----------
Net gain on investments ...........................................                       3,743,334
                                                                                         ----------
Net Increase in Net Assets Resulting from Operations ..............                      $3,615,232
                                                                                         ==========


                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED        YEAR ENDED
                                                                                        DECEMBER 31,      DECEMBER 31,
                                                                                            2004              2003
                                                                                        ------------      ------------
INCREASE IN NET ASSETS:
OPERATIONS:
  Net investment loss ...............................................................   $  (128,102)      $  (114,245)
  Change in unrealized appreciation of investments ..................................       637,058         8,439,031
  Realized gain (loss) from security transactions ...................................     3,106,276        (1,373,431)
                                                                                        -----------       -----------
  Net increase in net assets resulting from operations ..............................     3,615,232         6,951,355
                                                                                        -----------       -----------
CAPITAL SHARE TRANSACTIONS:*
  Proceeds from sale of shares ......................................................       642,898         4,987,127
  Cost of shares reacquired .........................................................    (3,527,841)      (10,283,880)
                                                                                        -----------       -----------
  Decrease in net assets resulting from capital share transactions ..................    (2,884,943)       (5,296,753)
                                                                                        -----------       -----------
  Total increase in net assets ......................................................       730,289         1,654,602
NET ASSETS:
Beginning of year ...................................................................    20,712,706        19,058,104
                                                                                        -----------       -----------
End of year .........................................................................   $21,442,995       $20,712,706
                                                                                        ===========       ===========
Accumulated net investment income (loss) ............................................   $     1,088       $    (7,739)
                                                                                        ===========       ===========
*SHARES OF COMMON STOCK ISSUED (800,000,000 SHARES AUTHORIZED OF $0.001 PAR VALUE)
  Shares sold .......................................................................        33,170           337,553
  Shares reacquired .................................................................      (182,979)         (696,731)
                                                                                        -----------       -----------
  Net decrease ......................................................................      (149,809)         (359,178)
                                                                                        ===========       ===========


                        See Notes to Financial Statements

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS
For a share outstanding throughout the year:

                                                                                      YEAR ENDED DECEMBER 31,*
-------------------------------------------------------------------------------------------------------------------------------
                                                                        2004      2003 (e)    2002 (d)     2001        2000
                                                                       -------    --------    --------    -------     -------
Net Asset Value, Beginning of Year .................................   $ 18.26    $ 12.76     $ 18.14     $ 21.17     $ 27.73
                                                                       -------    -------     -------     -------     -------
Income From Investment Operations:
  Net Investment Loss ..............................................     (0.13)     (0.10)      (0.08)      (0.05)      (0.12)
  Net Gain (Loss) on Investments (both Realized and Unrealized) ....      3.64       5.60       (5.30)      (2.98)      (5.38)
                                                                       -------    -------     -------     -------     -------
  Total from Investment Operations .................................      3.51       5.50       (5.38)      (3.03)      (5.50)
                                                                       -------    -------     -------     -------     -------
Less Distributions:
  Distributions from Realized Capital Gains ........................        --         --          --          --       (1.06)
                                                                       -------    -------     -------     -------     -------
Net Asset Value, End of Year .......................................   $ 21.77    $ 18.26     $ 12.76     $ 18.14     $ 21.17
                                                                       =======    =======     =======     =======     =======
Total Return (a) ...................................................     19.22%     43.10%     (29.66)%    (14.31)%    (19.83)%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Year (000's) ....................................   $21,443    $20,713     $19,058     $54,396     $69,091
Ratio of Gross Expenses to Average Net Assets (b) ..................      2.63%      3.04%       3.07%       1.44%       1.38%
Ratio of Net Expenses to Average Net Assets ........................      2.10%      2.10%       1.79%       1.35%       1.35%
Ratio of Net Investment Loss to Average Net Assets (c) .............     (0.63)%    (0.60)%     (0.52)%     (0.25)%     (0.46)%
Portfolio Turnover Rate ............................................        73%       143%        335%         63%        125%

-----------------------

(a) Total return is calculated assuming an initial investment of $10,000 made at the net asset value at the beginning of the year, reinvestment of dividends and distributions at net asset value on the dividend payment date and a redemption on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares.

(b) Had fees not been waived and expenses not been assumed.

(c) Ratios would have been (1.16)%,(1.54)%, (1.80)%, (0.34)% and (0.49)%, respectively, had the Adviser not waived fees and had expenses not been assumed.

(d) Includes the operations of the Van Eck Funds I, Inc. Mid Cap Value Fund from January 1, 2002 through June 7, 2002. The new advisory agreement dated January 1, 2002 names Van Eck Associates Corporation as the Adviser to the Fund. At January 1, 2002 John A. Levin & Co. Inc. was named sub-adviser to the Fund.

(e) John A. Levin & Co. resigned as sub-adviser to the Fund effective June 1, 2003. New York Life Management LLC began to operate as the sub-adviser to the Fund effective June 1, 2003.

* The financial highlights table for the two years preceding 2002 is that of Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund). See Note 1 for details. The investment returns prior to January 1, 2002 of the Van Eck Funds I, Inc. Mid Cap Value Fund (formerly Van Eck/Chubb Growth & Income Fund) were reflective of the previous investment adviser.

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--At a meeting of Directors held on December 11, 2001, the Board approved the name change of the Van Eck/Chubb Funds, Inc. to Van Eck Funds I, Inc. effective January 1, 2002. At a shareholder meeting held on June 6, 2002, approval was given to merge the assets of the Van Eck Funds I, Inc., which consisted of two funds in the series, Mid Cap Value Fund (formerly Growth and Income Fund) and Total Return Fund into the Van Eck Funds II, Inc. Mid Cap Value Fund, effective June 7, 2002. Upon completion of the merger, Van Eck Funds II, Inc. began operating under the name Van Eck Funds, Inc. Van Eck Funds, Inc. (the "Company"), was incorporated under the laws of the State of Maryland on January 30, 2002 and is registered under the Investment
Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of one fund in the series, Van Eck Mid Cap Value Fund (the "Fund"). The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. As of June 23, 2003, the portfolios began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market value. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of the Adviser appointed by the Board of Directors. Certain factors such as economic conditions, political events, market trends and security specific information are used to determine the fair value for these securities.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with U.S. generally acccepted accounting principles.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--Van Eck Associates Corporation ("VEAC", the "Adviser") earns a fee at an annual rate of 0.75% of the Fund's average daily net assets for investment management and advisory services. The Adviser agreed to assume expenses exceeding 2.10% of the average daily net assets of the Fund for the period January 1, 2004 through April 30, 2005. Expenses for the year ended December 31, 2004 were reduced by $107,833 under this agreement.

Under the Sub-Advisory Agreement, Van Eck Associates has paid New York Life Investment Management LLC ("NYLIM") a fee, payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets, reduced by 0.01% on an annual basis for each $1 million of such assets under $50 million. Certain officers and Directors of the Company are officers of the Adviser.

Van Eck Associates Corp. (the "Administrator") performs certain accounting and administrative services. In accordance with an accounting and administration agreement, the Administrator earns a fee of 0.15% of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Fund reimbursed with certain opera- ting functions. The Fund reimbursed costs in the amount of $4,926.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Adviser, for the year ended December 31, 2004, received a total of $16,227 in sales loads of which $13,560 was reallowed to broker/dealers and the remaining $2,667 was retained by the Distributor. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum.

NOTE   3--INVESTMENTS--Purchases   and  sales  of  securities  other  than  U.S.
government securities and short-term obligations aggregated $14,860,881 and $17,726,088, respectively, for year ended December 31, 2004.

NOTE 4--INCOME TAXES--For federal income tax purposes, the identified cost of investments owned at December 31, 2004 was $16,736,478. As of December 31, 2004, net unrealized appreciation for federal income tax purposes aggregated $4,659,151 of which $4,832,816 related to appreciated securities and $173,665 related to depreciated securities.

At December 31, 2004, the components of accumulated earnings on a tax basis were as follows: accumulated capital and other losses of $23,345,508 and unrealized appreciation of $4,659,151.

There were no distributions paid to shareholders during the years ended December 31, 2004 and December 31,2003.

As of December 31, 2004, the Fund had a capital loss carryforward of $23,345,508 available, $5,132,809 expiring December 31, 2005, which are limited under tax rules, $1,273,029 expiring December 31, 2008 and $11,962,435 expiring December 31, 2009, of which a portion is limited under tax rules, $2,910,558 expiring December 31, 2010, and $2,066,677 expiring December 31, 2011. The Fund utilized $3,082,750 of capital losses in the current fiscal year.

Some of the Fund's losses were acquired as a result of fund mergers and are limited with respect to utilization under the tax rules: $5,132,809 of the capital loss carryforward is related to the acquisition of Van Eck/Chubb Capital Appreciation Fund on November 10, 1999. This amount is subject to an annual limitation of $1,520,870 under the tax rules; $2,719,386 of the capital loss car-

VAN ECK FUNDS, INC.--MID CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------------

ryforward is related to the acquisition of the Van Eck Total Return Fund on June 7, 2002. The amount is subject to an annual limitation of $516,199 under the tax rules.

During the period ending December 31, 2004, as a result of permanent book to tax differences, that are primarily due to net operating losses and investments in Real Estate Investment Trusts, the Fund incurred differences that affected undistributed net investment income and accumulated net realized gain on investments by the amounts in the table that follows. (net assets were not affected by these reclassifications):

                                    DECREASE IN        DECREASE
               INCREASE IN          ACCUMULATED        AGGREGATE
              NET INVESTMENT       REALIZED LOSS        PAID IN
                  INCOME           ON INVESTMENT        CAPITAL
              --------------       -------------       ----------
                 $136,929             $36,521           $173,450

NOTE 5--DIRECTOR DEFERRED COMPENSATION PLAN--The Mid Cap Value Fund established a Deferred Compensation Plan (the "Plan") for Directors. The Directors can elect to defer receipt of their director meeting fees and retainers until retirement, disability or termination from the board. The Fund contributions to the Plan are limited to the amount of fees earned by the participating Directors. The fees otherwise payable to the participating Directors are invested in shares of the Fund as directed by the Directors.

The Fund has elected to show this deferred liability net of the corresponding asset for financial statement purposes. As of December 31, 2004, the net assets and corresponding liability of the Fund's portion of the Plan was $54.

NOTE 6--REGULATORY MATTERS--In connection with their investigations of practices identified as "market timing" and "late trading" of mutual fund shares, the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") have requested and received information from the Adviser. The investigations are ongoing, and the Adviser is continuing to cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Directors of the Funds will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

In July 2004, the Adviser received a "Wells Notice" from the SEC in connection with the SEC's investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers.

There cannot be any assurance that if the SEC or NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors
Van Eck Funds
Van Eck Funds, Inc.

We have audited the accompanying statements of assets and liabilities of the Van Eck Funds (comprising Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund) and Van Eck Funds, Inc. (comprising Mid Cap Value Fund) (collectively the "Funds"), including the schedules of portfolio investments, as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting the Van Eck Funds and Van Eck Funds, Inc. at December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the indicated periods, in conformity with U.S. generally accepted accounting principles.



                                  [ERNST & YOUNG LLP SIGNATURE OMITTED]




New York, New York
February 22, 2005

--------------------------------------------------------------------------------

BOARD OF TRUSTEES/DIRECTORS/OFFICERS (UNAUDITED)

TRUSTEE'S/DIRECTOR'S/
OFFICER'S NAME,
ADDRESS(1), DATE OF BIRTH,                                                      NUMBER OF
POSITION(S) HELD WITH                PRINCIPAL                                  PORTFOLIOS IN
FUND AND LENGTH OF                   OCCUPATION(S)                              FUND COMPLEX(3)
SERVICE AS A VAN ECK                 DURING PAST                                OVERSEEN              OTHER DIRECTORSHIPS
TRUSTEE(2)/DIRECTOR(2)/OFFICER(2):   FIVE YEARS:                                BY TRUSTEE/DIRECTOR   HELD OUTSIDE THE FUND COMPLEX:
----------------------------------   ---------------                            -------------------   ------------------------------

INTERESTED TRUSTEES/DIRECTORS:

Jan F. van Eck(4)                    Director, Van Eck Associates                       9             None
(9/26/63)+*                          Corporation; President and Director,
Trustee/Director since 1998          Van Eck Securities Corporation and
                                     other affiliated companies; President
                                     and Director, Van Eck Capital, Inc.;
                                     President and Director, Van Eck
                                     Absolute Return Advisers Corporation,
                                     Director, Greylock Capital Associates LLC


INDEPENDENT TRUSTEES/DIRECTORS:

Richard C. Cowell                    Private investor                                   9             Director, West Indies &
(6/13/27)P. ++                                                                                        Caribbean Development LtD.
Trustee/Director since 1985

David J. Olderman                    Private investor                                   9             None
(8/19/35)P. ++
Trustee/Director since 1994

Ralph F. Peters                      Private investor                                   9             None
(3/21/29)P. ++
Trustee/Director since 1987

R. Alastair Short                    Managing Director, The GlenRockGroup,              9             Director, Techbanc, Inc.
(8/08/53)P. ++                       LLC, May 2004 to present; Director,
Trustee/Director since 2004          Techbanc, Inc.; President, Apex Capital
                                     Corporation (January 1999-May 2004);
                                     President, Matrix Global Investments
                                     (July 1997-January 1999)

Richard D. Stamberger                President and CEO, SmartBrief.com                  9             Partner and Co-founder, Quest
(5/29/59)P. ++                                                                                        Partners, LLC; Executive Vice
Trustee/Director since 1994                                                                           President, Chief Operating
                                                                                                      Officer and Director of
                                                                                                      NuCable Resources Corporation

--------------------------------------------------------------------------------

TRUSTEE'S/DIRECTOR'S/
OFFICER'S NAME,
ADDRESS(1), DATE OF BIRTH,
POSITION(S) HELD WITH                PRINCIPAL
FUND AND LENGTH OF                   OCCUPATION(S)
SERVICE AS A VAN ECK                 DURING PAST
TRUSTEE(2)/DIRECTOR(2)/OFFICER(2):   FIVE YEARS:
----------------------------------   -------------

OFFICERS: (CONTINUED)

Alex W. Bogaenko                     Controller, Van Eck Funds;
(4/13/63)                            Director of Portfolio Administration,
Controller since 1997                Van Eck Associates Corporation and
                                     Van Eck Securities Corporation;
                                     Officer of two other investment companies
                                     advised by the Adviser

Charles T. Cameron                   President, Worldwide Bond Fund;
(3/30/62)                            Director of Trading, Van Eck
Vice President since 1996            Associates Corporation; Co-Portfolio
                                     Manager, Worldwide Bond Fund Series;
                                     Officer of another investment company
                                     advised by the Adviser

Keith J. Carlson                     Managing Director, Van Eck Securities
(5/15/56)                            Corporation since February 2004;
Chief Executive Officer              Private investor, June 2003-January
and President since 2004             2004; Independent consultant, Waddell & Reed,
                                     Inc., April 2002-May 2003; Senior Vice President,
                                     Waddell & Reed, Inc., December 2002-March
                                     2003; President, Chief Executive Officer and
                                     Director, Ivy Mackenzie Distributors, Inc., June
                                     1993-December 2002; Chairman, Director and
                                     President, Ivy Mackenzie Services Corporation,
                                     June 1993-December 2002; Chairman, Director
                                     and Senior Vice President, Ivy Management, Inc.,
                                     January 1992-December 2002; President, Chief
                                     Executive Officer, Director, Executive Vice
                                     President and Senior Vice President, Mackenzie
                                     Investment Management, Inc.,  April 1985-
                                     December 2002; Officer of two other investment
                                     companies advised by the Adviser

Susan C. Lashley                     Vice President, Van Eck Associates Corporation;
(1/21/55)                            Vice President, Mutual Fund Operations,
Vice President since 1988            Van Eck Securities Corporation;
                                     Officer of another investment company
                                     advised by the Adviser

--------------------------------------------------------------------------------

TRUSTEE'S/DIRECTOR'S/
OFFICER'S NAME,
ADDRESS(1), DATE OF BIRTH,
POSITION(S) HELD WITH                PRINCIPAL
FUND AND LENGTH OF                   OCCUPATION(S)
SERVICE AS A VAN ECK                 DURING PAST
TRUSTEE(2)/DIRECTOR(2)/OFFICER(2):   FIVE YEARS:
----------------------------------   -------------

OFFICERS: (CONTINUED)

Patricia A. Maxey                    Van Eck Associates Corporation since
(7/10/67)                            February 2004. Associate, Kirkpatrick &
Vice President, Secretary            Lockhart LLP (2001-February 2004);
and Chief Compliance                 Associate General Counsel,
Officer since 2004                   Legg Mason Wood Walker, Inc.,
                                     (1999-2000); Officer of two other investment
                                     companies advised by the Adviser

Bruce J. Smith                       Senior Vice President and Chief
(3/15/55)                            Financial Officer, Van Eck Associates
Vice President and Treasurer         Corporation, Van Eck Securities Corporation
since 1985                           and other affiliated companies;
                                     Officer of two other investment companies
                                     advised by the Adviser

Derek S. van Eck4                    President of Worldwide Hard Assets Fund
(9/16/64)++                          series and the Worldwide Real Estate Fund
Executive Vice President             series of Van Eck Worldwide Insurance
since 2004                           Trust and the Global Hard Assets Fund
                                     series of Van Eck Funds; Executive Vice
                                     President, Director, Global Investments;
                                     President and Director of Van Eck
                                     Associates Corporation; Executive Vice
                                     President and Director of Van Eck Securities
                                     Corporation and other affiliated companies;
                                     Director, Greylock Capital Associates LLC;
                                     Officer of two other investment companies
                                     advised by the Adviser

-------------------------------

 (1) The address for each Trustee/Director/Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

 (2) Each Trustee/Director serves for an indefinite term, until his resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all independent trustees/directors, which provides that independent trustees/directors shall resign from the Board on December 31 of the year such Trustee/Director reaches the age of 75. With respect to the Trustees/Directors currently serving, the mandatory retirement policy shall not apply until after December 31, 2007. Officers are elected yearly by the Trustees/Directors.

 (3) The Fund Complex consists of the Van Eck Worldwide Insurance Trust, Van Eck Funds and Van Eck Funds, Inc.

 (4) Messrs. Jan F. van Eck and Derek S. van Eck are brothers and each is the son of John C. van Eck, who retired from the Board as of December 31, 2003.

 + An "interested person" as defined in the 1940 Act. Messrs. Jan F. van Eck and Derek S. van Eck are interested persons as they own shares and are on the Board of Trustees/Directors/Officers of the investment adviser.

 *   Member of Executive Committee.

 ++  Member of the Governance Committee.

 P.  Member of Audit Committee.

 + Mr. Derek S. van Eck resigned from the Board of Trustees/Directors as of June 1, 2004.

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

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

                      [This page intentionally left blank]

[VAN ECK GLOBAL LOGO OMITTED]
   Investment Adviser:  Van Eck Associates Corporation
          Distributor:  Van Eck Securities Corporation
                        99 Park Avenue, New York, NY 10016
                        www.vaneck.com
   Account Assistance:  (800) 544-4653


This report must be preceded or accompanied by a Van Eck Funds or Van Eck Funds, Inc. Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

Additional information about the Fund's Board of Trustees/Directors/Officers and a description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ending December 31 is available, without charge, by calling 1.800.826.2333, or by visiting www.vaneck.com, or on the Commission's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the Commission's website at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The Fund's complete schedule of portfolio holdings is also available by calling 1.800.826.2333 or by visiting www.vaneck.com.

ITEM 2. CODE OF ETHICS

a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

b)     Not applicable.

c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

e)     Not applicable.

f)     The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

       The Registrant's Board of Trustees has determined that David Olderman, a member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)     Audit Fees

       Ernst & Young, as principal accountant for the Van Eck Funds, billed audit fees of $125,047 for 2004 and $155,599 for 2003.

b)     Audit-Related Fees

       Ernst & Young billed audit-related fees of $4,751 for 2004 and 8,426 for 2003.

c)     Tax Fees

       Ernst & Young billed tax fees of $18,800 for 2004 and $10,200 for 2003.


d)     All Other Fees

       None.

e) The Audit Committee pre-approves all audit and non-audit services, to be provided to the Fund, by the independent accountants as required by `Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

       The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

f)     Not applicable.

g) Ernst & Young does not provide services to the Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser.

h)     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

        Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

        Information included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        Not applicable.

ITEM 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

        Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

        Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck Funds, Inc. disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck Funds, Inc. is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls over financial reporting or in other factors that could significantly affect these controls over financial reporting subsequent to the date of our evaluation.


ITEM 12. EXHIBITS.

(a)(1) The Code of Ethics is attached as Ex-99.code ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK FUNDS

By (Signature and Title) /s/ Bruce J. Smith, VP & Treasurer
                         ----------------------------------
Date March 7, 2005
     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Keith J. Carlson, CEO
                        ------------------------
Date March 7, 2005
     ------------------

By (Signature and Title)  /s/ Bruce J. Smith, CFO
                        ---------------------------

Date March 7, 2005
     ------------------